Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
OCTOBER 5, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i,ii,iii

CONSOLIDATED
Operating Results by Segment
Six Months Ended June 30, 2010	1a
Year Ended December 31, 2009	1b
Analysis of Operating Results by Segment
Six Months Ended June 30, 2010	2a
Year Ended December 31, 2009	2b
Components of Net Realized Capital Gains (Losses), After-tax and DAC, Excluded From Core Earnings (Losses)
Six Months Ended June 30, 2010	3a
Year Ended December 31, 2009	3b

COMMERCIAL MARKETS
Income Statements
Six Months Ended June 30, 2010	4a
Year Ended December 31, 2009	4b
Property & Casualty Commercial
Operating Results
Six Months Ended June 30, 2010	5a
Year Ended December 31, 2009	5b
Underwriting Results
Six Months Ended June 30, 2010	6a
Year Ended December 31, 2009	6b
Group Benefits
Income Statements
Six Months Ended June 30, 2010	7a
Year Ended December 31, 2009	7b
Supplemental Data
Six Months Ended June 30, 2010	8a
Year Ended December 31, 2009	8b

CONSUMER MARKETS
Income Statements
Six Months Ended June 30, 2010	9a
Year Ended December 31, 2009	9b
Operating Results
Six Months Ended June 30, 2010	10a
Year Ended December 31, 2009	10b
Underwriting Results
Six Months Ended June 30, 2010	11a
Year Ended December 31, 2009	11b
Written and Earned Premiums
Six Months Ended June 30, 2010	12a
Year Ended December 31, 2009	12b

WEALTH MANAGEMENT
Operating Results
Six Months Ended June 30, 2010	13a
Year Ended December 31, 2009	13b
Deferred Policy Acquisition Costs and Present Value of Future Profits
Six Months Ended June 30, 2010	14a
Year Ended December 31, 2009	14b

Global Annuity
Income Statements
Six Months Ended June 30, 2010	15a
Year Ended December 31, 2009	15b
Supplemental Data
U.S.-Account Value Rollforward
Six Months Ended June 30, 2010	16a
Year Ended December 31, 2009	16b
International-Account Value Rollforward
Six Months Ended June 30, 2010	17a
Year Ended December 31, 2009	17b
Other-Account Value and Asset Rollforward
Six Months Ended June 30, 2010	18a
Year Ended December 31, 2009	18b
Life Insurance
Income Statements
Six Months Ended June 30, 2010	19a
Year Ended December 31, 2009	19b
Supplemental Data — Individual Life
Six Months Ended June 30, 2010	20a
Year Ended December 31, 2009	20b
Account Value Rollforward — Individual Life
Six Months Ended June 30, 2010	21a
Year Ended December 31, 2009	21b
Account Value Rollforward- Private Placement Life Insurance
Six Months Ended June 30, 2010	22a
Year Ended December 31, 2009	22b
Retirement Plans
Income Statements
Six Months Ended June 30, 2010	23a
Year Ended December 31, 2009	23b
Supplemental Data
Assets Under Management and Administration
Six Months Ended June 30, 2010	24a
Year Ended December 31, 2009	24b
Account Value and Asset Rollforward
Six Months Ended June 30, 2010	25a
Year Ended December 31, 2009	25b
Mutual Funds
Income Statements
Six Months Ended June 30, 2010	26a
Year Ended December 31, 2009	26b
Supplemental Data
Deposits and Assets Under Management
Six Months Ended June 30, 2010	27a
Year Ended December 31, 2009	27b
Asset Rollforward
Six Months Ended June 30, 2010	28a
Year Ended December 31, 2009	28b

CORPORATE AND OTHER
Income Statements
Six Months Ended June 30, 2010	29a
Year Ended December 31, 2009	29b
Other Operations
Operating Results
Six Months Ended June 30, 2010	30a
Year Ended December 31, 2009	30b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	The Company is changing its reporting segments effective for third quarter 2010 reporting. The segment changes reflect the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. Accordingly, segment data for prior reporting periods has been adjusted to reflect the new segment reporting. As a result, the Company created three customer focused divisions: Commercial Markets, Consumer Markets and Wealth Management.
•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.
•	Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.
•	The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.
•	The Hartford includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures, banking operations and certain purchase accounting adjustments and other charges not allocated to the segments.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on pages 1a, 1b, 2a and 2b.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on pages 1a and 1b.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at pages 5a, 5b, 10a and 10b.
•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth on pages 5a and 5b and 10a and 10b, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of excluding net realized gains (losses), net of tax and DAC, excluded from core earnings. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes are important measures of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Property & Casualty Commercial	$242	$258	$460	$500	9%

Group Benefits	50	34	107	84	(21%)

Commercial Markets core earnings	292	292	567	584	3%

Consumer Markets core earnings (losses)	63	(15)	88	48	(45%)

Global Annuity [1]	209	(9)	(969)	200	NM
Life Insurance	48	60	57	108	89%
Retirement Plans	11	10	(48)	21	NM
Mutual Funds	26	22	6	48	NM

Wealth Management core earnings (losses) [1]	294	83	(954)	377	NM

Corporate and Other core losses [2][3][4]	(104)	(268)	(254)	(372)	(46%)

CONSOLIDATED
Core earnings (losses)	545	92	(553)	637	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5][6]	(226)	(16)	(671)	(242)	64%

Net income (loss)	$319	$76	$(1,224)	$395	NM

PER SHARE DATA
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.42)	$0.14	$(3.80)	$(0.24)	94%
Add: Difference arising from shares used for the denominator between net loss and core earnings	0.03	—	—	0.02	—
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.53)	(0.03)	(2.08)	(0.53)	75%

Core earnings (losses) available to common shareholders	0.14	0.17	(1.72)	0.31	NM
Add: Impact of assumed conversion of preferred shares to common	—	—	—	—	—
Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	$0.14	$0.17	$(1.72)	$0.31	NM

[1]	Includes the after-tax charge of $40 recorded in the six months ended June 30, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page 17a for additional information on the 3Win Trigger.

[2]	Includes an after-tax charge of $32 for goodwill impairments in the six months ended June 30, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and six months ended June 30, 2010. Also, includes an after-tax charge of $100 for goodwill impairments in the three and six months ended June 30, 2010.

[3]	Included in Corporate and Other are the after-tax restructuring charges of $54 and $6 recorded in the three months ended June 30, 2009 and June 30, 2010, respectively.

[4]	The three and six months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three and six months ended June 30, 2010 included an asbestos reserve increase of $110, after-tax.

[5]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[6]	Includes those net realized capital losses not included in core earnings (losses). Please refer to the prior Investor Financial Supplements for the analysis of net realized capital gains (losses), after-tax and DAC.

1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Property & Casualty Commercial	$225	$235	$258	$318	$964	$1,036	7%

Group Benefits	66	41	85	79	345	271	(21%)

Commercial Markets core earnings	291	276	343	397	1,309	1,307	—

Consumer Markets core earnings	74	14	24	62	309	174	(44%)

Global Annuity [1]	(1,407)	438	381	251	(457)	(337)	26%
Life Insurance	8	49	34	37	144	128	(11%)
Retirement Plans	(54)	6	15	(1)	11	(34)	NM
Mutual Funds	1	5	11	17	38	34	(11%)

Wealth Management core earnings (losses) [1][2]	(1,452)	498	441	304	(264)	(209)	21%

Corporate and Other core losses [2][3][4]	(88)	(166)	(148)	(74)	(496)	(476)	4%

CONSOLIDATED
Core earnings (losses)	(1,175)	622	660	689	858	796	(7%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5][6]	(34)	(637)	(880)	(132)	(3,607)	(1,683)	53%

Net income (loss)	$(1,209)	$(15)	$(220)	$557	$(2,749)	$(887)	68%

PER SHARE DATA
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.19	$(8.99)	$(2.93)	67%
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	(0.18)	(0.13)	28%
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.11)	(1.96)	(2.35)	(0.32)	(11.52)	(4.65)	60%

Core earnings (losses) available to common shareholders	(3.66)	1.90	1.56	1.51	2.71	1.85	(32%)
Add: Impact of assumed conversion of preferred shares to common	—	—	—	—	0.03	—	(100%)
Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	$(3.66)	$1.90	$1.56	$1.51	$2.74	$1.85	(32%)

[1]	Includes the after-tax charges of $152 recorded in the year ended December 31, 2008, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 and year ended December 31, 2009, of $40.

[2]	Includes an after-tax charge of $274 and $323 for Wealth Management and Corporate and Other, respectively, for goodwill impairments in the year ended December 31, 2008. Also includes in Corporate and Other, an after-tax charge of $32 for goodwill impairments in the three months ended March 31, 2009 and year ended December 31, 2009.

[3]	Included in Corporate and Other are the after-tax restructuring charges of $54, $22 and $21 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

[4]	The year ended December 31, 2008 included an asbestos reserve increase of $33, after-tax, and an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[5]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[6]	Includes those net realized capital losses not included in core earnings (losses). Please refer to the prior Investor Financial Supplements for the analysis of net realized capital gains (losses), after-tax and DAC.

1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Property & Casualty Commercial	$242	$258	$460	$500	9%

Group Benefits	50	34	107	84	(21%)

Commercial Markets core earnings	292	292	567	584	3%

Consumer Markets core earnings (losses)	63	(15)	88	48	(45%)

Global Annuity [1]	130	153	88	283	NM
Life Insurance	49	63	81	112	38%
Retirement Plans	10	13	6	23	NM
Mutual Funds	26	22	6	48	NM

Wealth Management core earnings, excluding DAC Unlock [1]	215	251	181	466	157%
DAC Unlock	79	(168)	(1,135)	(89)	92%

Wealth Management core earnings (losses) [1]	294	83	(954)	377	NM

Corporate and Other core losses [2][3][4]	(104)	(268)	(254)	(372)	(46%)

CONSOLIDATED
Core earnings (losses)	545	92	(553)	637	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5][6]	(226)	(16)	(671)	(242)	64%

Net income (loss)	$319	$76	$(1,224)	$395	NM

[1]	Includes the after-tax charge of $40 recorded in the six months ended June 30, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page 17a for additional information on the 3Win Trigger.

[2]	Includes an after-tax charge of $32 for goodwill impairments in the six months ended June 30, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and six months ended June 30, 2010. Also, includes an after-tax charge of $100 for Goodwill impairments in the three and six months ended June 30, 2010.

[3]	Included in Corporate and Other are the after-tax restructuring charges of $54 and $6 recorded in the three months ended June 30, 2009 and June 30, 2010, respectively.

[4]	The three and six months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three and six months ended June 30, 2010 included an asbestos reserve increase of $110, after-tax.

[5]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[6]	Includes those net realized capital losses not included in core earnings (losses). Please refer to the prior Investor Financial Supplements for the analysis of net realized capital gains (losses), after-tax and DAC.

2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Property & Casualty Commercial	$225	$235	$258	$318	$964	$1,036	7%

Group Benefits	66	41	85	79	345	271	(21%)

Commercial Markets core earnings	291	276	343	397	1,309	1,307	—

Consumer Markets core earnings	74	14	24	62	309	174	(44%)

Global Annuity [1]	6	82	135	171	389	394	1%
Life Insurance	34	47	56	40	181	177	(2%)
Retirement Plans	—	6	8	(2)	59	12	(80%)
Mutual Funds	1	5	11	17	39	34	(13%)

Wealth Management core earnings, excluding DAC Unlock [1]	41	140	210	226	668	617	(8%)
DAC Unlock	(1,493)	358	231	78	(932)	(826)	11%

Wealth Management core earnings (losses) [1]	(1,452)	498	441	304	(264)	(209)	21%

Corporate and Other core losses [2][3][4]	(88)	(166)	(148)	(74)	(496)	(476)	4%

CONSOLIDATED
Core earnings (losses)	(1,175)	622	660	689	858	796	(7%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5][6]	(34)	(637)	(880)	(132)	(3,607)	(1,683)	53%

Net income (loss)	$(1,209)	$(15)	$(220)	$557	$(2,749)	$(887)	68%

[1]	Includes the after-tax charges of $152 recorded in the year ended December 31, 2008, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 and year ended December 31, 2009, of $40.

[2]	Includes an after-tax charge of $274 and $323 for Wealth Management and Corporate, respectively, for goodwill impairments in the year ended December 31, 2008. Also includes in Corporate and Other an after-tax charge of $32 for goodwill impairments in the three months ended March 31, 2009 and year ended December 31, 2009.

[3]	Included in Corporate and Other are the after-tax restructuring charges of $54, $22 and $21 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

[4]	The year ended December 31, 2008 included an asbestos reserve increase of $33, after-tax, and an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[5]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[6]	Includes those net realized capital losses not included in core earnings (losses). Please refer to the prior Investor Financial Supplements for the analysis of net realized capital gains (losses), after-tax and DAC.

2b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated

Three months ended March 31, 2010
Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(29)	$10	$(19)	$(5)	$(198)	$(27)	$(14)	$1	$(238)	$(10)	$(272)
Less: Impacts of DAC	—	—	—	—	(61)	0	(3)	—	(64)	1	(63)
Less: Impacts of tax	7	9	16	2	(8)	(3)	6	1	(4)	3	17

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(36)	$1	$(35)	$(7)	$(129)	$(24)	$(17)	$(0)	$(170)	$(14)	$(226)

Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$17	$23	$40	$3	$(110)	$59	$7	$0	$(44)	$16	$15
Less: Impacts of DAC	—	—	—	—	53	(7)	(0)	—	46	1	47
Less: Impacts of tax	5	9	14	1	(58)	23	3	(1)	(33)	2	(16)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$12	$14	$26	$2	$(105)	$43	$4	$1	$(57)	$13	$(16)

Six months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(288)	$(37)	$(325)	$(71)	$380	$(84)	$(135)	$—	$161	$(318)	$(553)
Less: Impacts of DAC	—	—	—	—	411	(11)	(12)	—	388	(9)	379
Less: Impacts of tax	(95)	(13)	(108)	(23)	(16)	(26)	(43)	—	(85)	(45)	(261)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(193)	$(24)	$(217)	$(48)	$(15)	$(47)	$(80)	$—	$(142)	$(264)	$(671)

Six months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(12)	$33	$21	$(2)	$(308)	$32	$(7)	$1	$(282)	$6	$(257)
Less: Impacts of DAC	—	—	—	—	(8)	(7)	(3)	—	(18)	2	(16)
Less: Impacts of tax	12	18	30	3	(66)	20	9	—	(37)	5	1

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(24)	$15	$(9)	$(5)	$(234)	$19	$(13)	$1	$(227)	$(1)	$(242)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

3a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated

Three months ended March 31, 2009
Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(229)	$4	$(225)	$(58)	$504	$(35)	$(57)	$—	$412	$(14)	$115
Less: Impacts of DAC	—	—	—	—	215	(4)	(3)	—	208	(3)	205
Less: Impacts of tax	(80)	1	(79)	(21)	102	(12)	(20)	(1)	69	(25)	(56)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(149)	$3	$(146)	$(37)	$187	$(19)	$(34)	$1	$135	$14	$(34)

Three months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(59)	$(41)	$(100)	$(13)	$(124)	$(49)	$(78)	$—	$(251)	$(304)	$(668)
Less: Impacts of DAC	—	—	—	—	196	(7)	(9)	—	180	(6)	174
Less: Impacts of tax	(15)	(14)	(29)	(2)	(118)	(14)	(23)	1	(154)	(20)	(205)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(44)	$(27)	$(71)	$(11)	$(202)	$(28)	$(46)	$(1)	$(277)	$(278)	$(637)

Three months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(63)	$(31)	$(94)	$(14)	$(925)	$(34)	$(88)	$—	$(1,047)	$(60)	$(1,215)
Less: Impacts of DAC	—	—	—	—	159	2	(12)	—	149	(4)	145
Less: Impacts of tax	(22)	(11)	(33)	(5)	(383)	(10)	(27)	0	(420)	(22)	(480)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(41)	$(20)	$(61)	$(9)	$(701)	$(26)	$(49)	$(0)	$(776)	$(34)	$(880)

Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$148	$(53)	$95	$35	$(134)	$(30)	$(103)	$—	$(267)	$(47)	$(184)
Less: Impacts of DAC	—	—	—	—	15	(4)	(13)	—	(2)	(1)	(3)
Less: Impacts of tax	51	(19)	32	12	(36)	(10)	(31)	(0)	(77)	(16)	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$97	$(34)	$63	$23	$(113)	$(16)	$(59)	$0	$(188)	$(30)	$(132)

Year ended December 31, 2008

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(1,279)	$(539)	$(1,818)	$(319)	$(3,113)	$(255)	$(268)	$(1)	$(3,637)	$(142)	$(5,916)
Less: Impacts of DAC	—	—	—	—	(326)	(2)	(10)	—	(338)	1	(337)
Less: Impacts of tax	(448)	(188)	(636)	(112)	(957)	(90)	(90)	0	(1,137)	(87)	(1,972)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(831)	$(351)	$(1,182)	$(207)	$(1,830)	$(163)	$(168)	$(1)	$(2,162)	$(56)	$(3,607)

Year ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(203)	$(121)	$(324)	$(50)	$(679)	$(148)	$(326)	$—	$(1,153)	$(425)	$(1,952)
Less: Impacts of DAC	—	—	—	—	585	(13)	(37)	—	535	(14)	521
Less: Impacts of tax	(66)	(43)	(109)	(16)	(435)	(46)	(101)	(0)	(582)	(83)	(790)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(137)	$(78)	$(215)	$(34)	$(829)	$(89)	$(188)	$0	$(1,106)	$(328)	$(1,683)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

3b

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Earned premiums	$2,513	$2,477	$5,213	$4,990	(4%)
Fee income	13	12	20	25	25%
Net investment income	330	356	533	686	29%
Other revenues	75	80	161	155	(4%)
Net realized capital (losses) gains	(22)	38	(331)	16	NM

Total revenues	2,909	2,963	5,596	5,872	5%

Losses and loss adjustment expenses [1]	1,690	1,645	3,437	3,335	(3%)
Amortization of deferred policy acquisition costs	356	355	735	711	(3%)
Insurance operating costs and other expenses [2]	479	520	975	999	2%

Total benefits and expenses	2,525	2,520	5,147	5,045	(2%)

Income before income taxes	384	443	449	827	84%

Income tax expense	127	125	99	252	155%

Net income	257	318	350	575	64%

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [3]	(35)	26	(217)	(9)	96%

Core earnings	$292	$292	$567	$584	3%

[1]	The six months ended June 30, 2009 included $71 of reserve releases related to general liability claims, $38 of reserve releases related to workers’ compensation claims, $50 of reserve releases related to professional liability claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $36 of reserve strengthening for package business and $25 of reserve strengthening for surety business. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims and $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $21 of general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $12 of reserve releases related to auto liability claims, a $25 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to general liability umbrella and high hazard claims and $17 of reserve releases related to programs business.

[2]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The six months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended March 31, 2010 included a decrease in prior year dividends of $12. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

4a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Earned premiums	$2,656	$2,557	$2,501	$2,498	$10,751	$10,212	(5%)
Fee income	12	8	10	11	35	41	17%
Net investment income	238	295	311	318	1,222	1,162	(5%)
Other revenues	80	81	85	88	363	334	(8%)
Net realized capital (losses) gains	(229)	(102)	(98)	92	(1,817)	(337)	81%

Total revenues	2,757	2,839	2,809	3,007	10,554	11,412	8%

Losses and loss adjustment expenses [1]	1,756	1,681	1,547	1,478	6,966	6,462	(7%)
Amortization of deferred policy acquisition costs	372	363	361	358	1,518	1,454	(4%)
Insurance operating costs and expenses [2]	466	509	513	498	2,031	1,986	(2%)

Total benefits and expenses	2,594	2,553	2,421	2,334	10,515	9,902	(6%)

Income before income taxes	163	286	388	673	39	1,510	NM

Income tax expense (benefit)	18	81	106	213	(88)	418	NM

Net income	145	205	282	460	127	1,092	NM

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [3]	(146)	(71)	(61)	63	(1,182)	(215)	82%

Core earnings	$291	$276	$343	$397	$1,309	$1,307	—

[1]	The year ended December 31, 2008 included catastophe losses from hurricane Ike. The year ended December 31, 2008 included $156 of net reserve releases related to workers’ compensation claims, $75 of reserve releases related to professional liability claims and $40 of net reserve releases related to general liability claims. The three months ended December 31, 2009 included $39 of reserve releases related to auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to general liability claims. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $47 of reserve releases related to auto liability claims, $112 of reserve releases related to general liability claims, $92 of reserve releases related to workers’ compensation claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $38 of reserve strengthening related to package business and $28 of reserve strengthening related to surety business.

[2]	Included in the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended December 31, 2009 included a $2 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[3]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

4b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,512	$1,388	$2,929	$2,900	(1%)
Change in unearned premium reserve	88	(27)	(92)	61	NM

Earned premiums	1,424	1,415	3,021	2,839	(6%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	893	853	1,845	1,746	(5%)
Current accident year catastrophes	38	83	55	121	120%
Prior accident years [2]	(84)	(137)	(145)	(221)	(52%)

Total losses and loss adjustment expenses	847	799	1,755	1,646	(6%)

Underwriting expenses [3]	436	466	902	902	—
Dividends to policyholders [4]	8	(4)	(10)	4	NM

Underwriting results	149	146	354	295	(17%)

Net investment income	223	246	340	469	38%
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(2)	(5)	(4)	20%
Other expenses	(33)	(29)	(57)	(62)	(9%)
Income tax benefit (expense)	(95)	(103)	(172)	(198)	(15%)

Core earnings	242	258	460	500	9%

Add: Net realized capital gains (losses), after-tax [5]	(36)	12	(193)	(24)	88%

Net income	$206	$270	$267	$476	78%

[1]	The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $8, primarily related to professional liability claims.

[2]	The six months ended June 30, 2009 included $71 of reserve releases related to general liability claims, $38 of reserve releases related to workers’ compensation claims, $50 of reserve releases related to professional liability claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $36 of reserve strengthening for package business and $25 of reserve strengthening for surety business. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims and $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $21 of general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $12 of reserve releases related to auto liability claims, a $25 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to general liability umbrella and high hazard claims and $17 of reserve releases related to programs business.

[3]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The six months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

5a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$1,513	$1,416	$1,387	$1,399	$6,291	$5,715	(9%)
Change in unearned premium reserve	(17)	(75)	(55)	(41)	(104)	(188)	(81%)

Earned premiums	1,530	1,491	1,442	1,440	6,395	5,903	(8%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	954	891	886	859	3,844	3,590	(7%)
Current accident year catastrophes [2]	22	33	25	(2)	285	78	(73%)
Prior accident years [3]	(80)	(65)	(106)	(151)	(307)	(402)	(31%)

Total losses and loss adjustment expenses	896	859	805	706	3,822	3,266	(15%)

Underwriting expenses [4]	446	456	449	441	1,848	1,792	(3%)
Dividends to policyholders [5]	(5)	(5)	(5)	5	(47)	(10)	79%

Underwriting results	183	171	183	298	678	835	23%

Net investment income	147	193	206	213	803	759	(5%)
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(2)	(3)	(2)	2	(10)	NM
Other expenses [6]	(29)	(28)	(24)	(42)	(106)	(123)	(16%)
Income tax benefit (expense)	(73)	(99)	(104)	(149)	(413)	(425)	(3%)

Core earnings	225	235	258	318	964	1,036	7%

Add: Net realized capital gains (losses), after-tax [7]	(149)	(44)	(41)	97	(831)	(137)	84%

Net income	$76	$191	$217	$415	$133	$899	NM

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to general liability claims, offset by current accident year reserve releases of $14 primarily related to professional liability and workers’ compensation claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The year ended December 31, 2008 included $156 of net reserve releases related to workers’ compensation claims, $75 of reserve releases related to professional liability claims and $40 of net reserve releases related to general liability claims. The three months ended December 31, 2009 included $39 of reserve releases related to auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to general liability claims. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $47 of reserve releases related to auto liability claims, $112 of reserve releases related to general liability claims, $92 of reserve releases related to workers’ compensation claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $38 of reserve strengthening related to package business and $28 of reserve strengthening related to surety business.

[4]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[6]	The three months ended December 31, 2009 included a $2 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[7]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

5b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,512	$1,388	$2,929	$2,900	(1%)
Change in unearned premium reserve	88	(27)	(92)	61	NM

Earned premiums	1,424	1,415	3,021	2,839	(6%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	893	853	1,845	1,746	(5%)
Current accident year catastrophes	38	83	55	121	120%
Prior accident years [2]	(84)	(137)	(145)	(221)	(52%)

Total losses and loss adjustment expenses	847	799	1,755	1,646	(6%)

Underwriting expenses [3]	436	466	902	902	—
Dividends to policyholders [4]	8	(4)	(10)	4	NM

Underwriting results	$149	$146	$354	$295	(17%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.6	60.3	60.8	61.5	(0.7)
Current accident year catastrophes	2.7	5.9	1.8	4.3	(2.5)
Prior accident years [2] [5]	(5.8)	(9.9)	(4.6)	(7.8)	3.2

Total losses and loss adjustment expenses	59.5	56.4	58.1	57.9	0.2

Expenses	30.6	33.0	29.9	31.8	(1.9)
Policyholder dividends	(0.6)	0.3	0.3	(0.1)	0.4

Combined ratio	89.6	89.6	88.3	89.6	(1.3)

Catastrophes
Current year	2.7	5.9	1.8	4.3	(2.5)
Prior year	(0.3)	0.3	(0.6)	—	(0.6)

Catastrophe ratio	2.4	6.2	1.2	4.3	(3.1)

Combined ratio before catastrophes	87.2	83.5	87.0	85.3	1.7

Combined ratio before catastrophes and prior year development	92.7	93.6	91.0	93.1	(2.1)

[1]	The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $8 or 0.5 points, primarily related to Specialty Commercial professional liability claims.

[2]	The six months ended June 30, 2009 included $71 of reserve releases related to general liability claims, $38 of reserve releases related to workers’ compensation claims, $50 of reserve releases related to professional liability claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $36 of reserve strengthening for package business and $25 of reserve strengthening for surety business. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims and $10 of reserve releases related to general liability umbrella claims. The three months ended June 30, 2010 included $21 of general liability loss adjustment expense reserve strengthening, partially offset by $61 of reserve releases related to professional liability claims, $12 of reserve releases related to auto liability claims, a $25 reduction in the allowance for uncollectible reinsurance, $27 of reserve releases related to general liability umbrella and high hazard claims and $17 of reserve releases related to programs business.

[3]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The six months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

6a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$1,513	$1,416	$1,387	$1,399	$6,291	$5,715	(9%)
Change in unearned premium reserve	(17)	(75)	(55)	(41)	(104)	(188)	(81%)

Earned premiums	1,530	1,491	1,442	1,440	6,395	5,903	(8%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	954	891	886	859	3,844	3,590	(7%)
Current accident year catastrophes [2]	22	33	25	(2)	285	78	(73%)
Prior accident years [3]	(80)	(65)	(106)	(151)	(307)	(402)	(31%)

Total losses and loss adjustment expenses	896	859	805	706	3,822	3,266	(15%)

Underwriting expenses [4]	446	456	449	441	1,848	1,792	(3%)
Dividends to policyholders [5]	(5)	(5)	(5)	5	(47)	(10)	79%

Underwriting results	$183	$171	$183	$298	$678	$835	23%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.3	59.3	61.6	59.6	60.0	60.7	(0.7)
Current accident year catastrophes [2]	1.5	2.2	1.8	(0.2)	4.5	1.3	3.2
Prior accident years [3] [6]	(5.1)	(4.0)	(7.5)	(10.3)	(4.7)	(6.7)	2.0

Total losses and loss adjustment expenses	58.6	57.5	55.9	49.1	59.8	55.3	4.5

Expenses	29.1	30.6	31.1	30.6	28.9	30.4	(1.5)
Policyholder dividends	0.3	0.3	0.3	(0.4)	0.7	0.2	0.5

Combined ratio	88.1	88.5	87.3	79.4	89.4	85.9	3.5

Catastrophes
Current year	1.5	2.2	1.8	(0.2)	4.5	1.3	3.2
Prior year	(0.4)	(0.8)	0.1	(0.4)	(0.4)	(0.4)	—

Catastrophe ratio	1.1	1.4	1.9	(0.6)	4.0	0.9	3.1

Combined ratio before catastrophes	87.0	87.1	85.5	80.0	85.4	84.9	0.5

Combined ratio before catastrophes and prior year development	91.7	90.2	93.1	89.8	89.6	91.2	(1.6)

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $5, or 0.3 points, primarily related to general liability claims, offset by current accident year reserve releases of $14 primarily related to professional liability and workers’ compensation claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The year ended December 31, 2008 included $156 of net reserve releases related to workers’ compensation claims, $75 of reserve releases related to professional liability claims and $40 of net reserve releases related to general liability claims. The three months ended December 31, 2009 included $39 of reserve releases related to auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to general liability claims. The year ended December 31, 2009 included $127 of reserve releases related to professional liability claims, $47 of reserve releases related to auto liability claims, $112 of reserve releases related to general liability claims, $92 of reserve releases related to workers’ compensation claims and a $19 reduction in the allowance for uncollectible reinsurance, partially offset by $38 of reserve strengthening related to package business and $28 of reserve strengthening related to surety business.

[4]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes.

[5]	Included in policyholder dividends for the year ended December 31, 2008 was a $26 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended December 31, 2009 included a decrease in prior year dividends of $10.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

6b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

			SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
Revenues
Premiums and other considerations
ASO fees	$10	$9	$20	$19	(5%)
Other fees	3	3	—	6	—

Total fee income	13	12	20	25	25%

Direct premiums	1,079	1,060	2,156	2,139	(1%)
Reinsurance premiums	10	2	36	12	(67%)

Net premiums	1,089	1,062	2,192	2,151	(2%)

Total premiums and other considerations	1,102	1,074	2,212	2,176	(2%)

Net investment income
Net investment income on G/A assets	99	101	174	200	15%
Net investment income on assigned capital	8	9	19	17	(11%)

Total net investment income	107	110	193	217	12%
Net realized capital losses — core	(1)	—	(1)	(1)	—

Total core revenues	1,208	1,184	2,404	2,392	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	10	23	(37)	33	NM

Total revenues	1,218	1,207	2,367	2,425	2%

Benefits and Expenses
Benefits and losses
Death benefits	335	300	661	635	(4%)
Other contract benefits	460	445	913	905	(1%)
Change in reserve	48	101	108	149	38%

Total benefits and losses	843	846	1,682	1,689	—

Other insurance expenses
Commissions & wholesaling expenses	144	138	268	282	5%
Operating expenses	133	129	278	262	(6%)
Premium taxes and other expenses	22	24	36	46	28%

Subtotal — expenses before deferral	299	291	582	590	1%
Deferred policy acquisition costs	(16)	(10)	(31)	(26)	16%

Total other insurance expense	283	281	551	564	2%
Amortization of deferred policy acquisition costs	16	15	29	31	7%

Total benefits and expenses	1,142	1,142	2,262	2,284	1%
Core earnings before income taxes	66	42	142	108	(24%)
Income tax expense	16	8	35	24	(31%)

Core earnings	50	34	107	84	(21%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	1	14	(24)	15	NM

Net income	$51	$48	$83	$99	19%

After-Tax Margin
Core earnings	4.3%	2.9%	4.5%	3.6%	(0.9)
Net income	4.3%	4.0%	3.5%	4.2%	0.7

[1]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

7a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

					YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
Revenues
Premiums and other considerations
ASO fees	$11	$9	$10	$10	$36	$40	11%
Other fees	1	(1)	—	1	(1)	1	NM

Total fee income	12	8	10	11	35	41	17%

Direct premiums	1,103	1,053	1,046	1,047	4,207	4,249	1%
Reinsurance premiums	23	13	13	11	149	60	(60%)

Net premiums	1,126	1,066	1,059	1,058	4,356	4,309	(1%)

Total premiums and other considerations	1,138	1,074	1,069	1,069	4,391	4,350	(1%)

Net investment income
Net investment income on G/A assets	83	91	95	96	346	365	5%
Net investment income on assigned capital	8	11	10	9	73	38	(48%)

Total net investment income	91	102	105	105	419	403	(4%)
Net realized capital losses — core	(1)	—	(1)	(1)	(1)	(3)	NM

Total core revenues	1,228	1,176	1,173	1,173	4,809	4,750	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	4	(41)	(31)	(53)	(539)	(121)	78%

Total revenues	1,232	1,135	1,142	1,120	4,270	4,629	8%

Benefits and Expenses
Benefits and losses
Death benefits	335	326	310	314	1,211	1,285	6%
Other contract benefits	457	456	456	461	1,867	1,830	(2%)
Change in reserve	68	40	(24)	(3)	66	81	23%

Total benefits and losses	860	822	742	772	3,144	3,196	2%

Other insurance expenses
Commissions & wholesaling expenses	125	143	159	138	566	565	—
Operating expenses	134	144	131	132	559	541	(3%)
Premium taxes and other expenses	22	14	19	17	72	72	—

Subtotal — expenses before deferral	281	301	309	287	1,197	1,178	(2%)
Deferred policy acquisition costs	(17)	(14)	(14)	(13)	(69)	(58)	16%

Total other insurance expense	264	287	295	274	1,128	1,120	(1%)
Amortization of deferred policy acquisition costs	14	15	16	16	57	61	7%

Total benefits and expenses	1,138	1,124	1,053	1,062	4,329	4,377	1%
Core earnings before income taxes	90	52	120	111	480	373	(22%)
Income tax expense	24	11	35	32	135	102	(24%)

Core earnings	66	41	85	79	345	271	(21%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	3	(27)	(20)	(34)	(351)	(78)	78%

Net income (loss)	$69	$14	$65	$45	$(6)	$193	NM

After-Tax Margin
Core earnings	5.4%	3.5%	7.2%	6.7%	7.2%	5.7%	(1.5)
Net income	5.6%	1.2%	5.7%	4.0%	-0.1%	4.2%	4.3

[1]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

7b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

			SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$481	$469	$994	$950
Group life	512	514	1,072	1,026
Other	59	58	126	117

Total fully insured — ongoing premiums	1,052	$1,041	2,192	2,093

Total buyouts [1]	37	21	—	58

Total premiums	1,089	1,062	2,192	2,151
Group disability — premium equivalents [2]	96	98	196	194

Total premiums and premium equivalent	$1,185	$1,160	$2,388	$2,345

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$120	$43	$241	$163
Group life	172	55	236	227
Other	4	3	12	7

Total fully insured — ongoing sales	$296	$101	$489	$397

Total buyouts [1]	37	21	—	58

Total sales	333	122	489	455
Group disability premium equivalents [2]	54	12	87	66

Total sales and premium equivalents	$387	$134	$576	$521

RATIOS [3]
Loss Ratio	75.7%	78.3%	76.0%	77.0%
Expense Ratio	28.1%	28.1%	26.2%	28.1%

GAAP RESERVES [4]
Group disability	$4,897	$4,996
Group life	1,277	1,269
Other	85	83

Total GAAP reserves	$6,259	$6,348

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended March 31, 2010 and June 30, 2010 are net of reinsurance recoverables of $216 and $199, respectively.

8a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

					YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$518	$476	$469	$471	$1,984	$1,934
Group life	543	529	528	526	2,084	2,126
Other	65	61	62	61	287	249

Total fully insured — ongoing premiums	$1,126	$1,066	$1,059	$1,058	$4,355	$4,309

Total buyouts [1]	—	—	—	—	1	—

Total premiums	1,126	1,066	1,059	1,058	4,356	4,309
Group disability — premium equivalents [2]	92	104	102	100	338	398

Total premiums and premium equivalent	$1,218	$1,170	$1,161	$1,158	$4,694	$4,707

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$204	$37	$56	$50	$375	$347
Group life	188	48	62	76	424	374
Other	8	4	4	4	21	20

Total fully insured — ongoing sales	400	89	122	130	820	741

Total buyouts [1]	—	—	1	—	1	1

Total sales	400	89	123	130	821	742
Group disability premium equivalents [2]	62	25	7	13	132	107

Total sales and premium equivalents	$462	$114	$130	$143	$953	$849

RATIOS [3]
Loss Ratio	75.6%	76.5%	69.4%	72.2%	71.6%	73.5%
Expense Ratio	24.4%	28.1%	29.1%	27.1%	27.0%	27.1%

GAAP RESERVES [4]
Group disability	$4,771	$4,823	$4,818	$4,821
Group life	1,336	1,337	1,314	1,305
Other	92	88	86	88

Total GAAP reserves	$6,199	$6,248	$6,218	$6,214

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009 are net of reinsurance recoverables of $193, $200, $209 and $213, respectively.

8b

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Earned premiums	$996	$995	$1,968	$1,991	1%
Net investment income	44	49	80	93	16%
Other revenues	43	40	72	83	15%
Net realized capital (losses) gains	(5)	2	(72)	(3)	96%

Total revenues	1,078	1,086	2,048	2,164	6%

Losses and loss adjustment expenses [1]	701	822	1,442	1,523	6%
Amortization of deferred policy acquisition costs	168	168	334	336	1%
Insurance operating costs and other expenses [2]	124	123	226	247	9%

Total benefits and expenses	993	1,113	2,002	2,106	5%

Income (loss) before income taxes	85	(27)	46	58	26%

Income tax expense (benefit)	29	(14)	6	15	150%

Net income (loss)	56	(13)	40	43	8%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings [3]	(7)	2	(48)	(5)	90%

Core earnings (losses)	$63	$(15)	$88	$48	(45%)

[1]	The six months ended June 30, 2009 included a $1 reduction in the allowance for uncollectible reinsurance. The three months ended March 31, 2010 included $17 of reserve releases related to auto liability claims. The three months ended June 30, 2010 included reserve releases of $24 related to auto liability claims and a $5 reduction in the allowance for uncollectible reinsurance.

[2]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[3]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

9a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Earned premiums	$981	$987	$989	$1,002	$3,935	$3,959	1%
Net investment income	37	43	48	50	207	178	(14%)
Other revenues	37	35	38	44	135	154	14%
Net realized capital (losses) gains	(59)	(13)	(15)	35	(319)	(52)	84%

Total revenues	996	1,052	1,060	1,131	3,958	4,239	7%

Losses and loss adjustment expenses [1]	682	760	759	701	2,758	2,902	5%
Amortization of deferred policy acquisition costs	166	168	171	169	633	674	6%
Insurance operating costs and expenses [2]	104	122	116	133	438	475	8%

Total benefits and expenses	952	1,050	1,046	1,003	3,829	4,051	6%

Income before income taxes	44	2	14	128	129	188	46%

Income tax expense (benefit)	7	(1)	(1)	43	27	48	78%

Net income	37	3	15	85	102	140	37%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings [3]	(37)	(11)	(9)	23	(207)	(34)	84%

Core earnings	$74	$14	$24	$62	$309	$174	(44%)

[1]	The year ended December 31, 2008 included catastrophe losses from hurrincane Ike. The year ended December 31, 2008 included $70 of reserve releases related to auto liability claims. The three months ended December 31, 2009 included $24 of reserve releases related to auto liability claims. The year ended December 31, 2009 included $77 of reserve releases related to auto liability claims partially offset by $18 of reserve strengthening related to homeowners business.

[2]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included reserve strengthening of $8 for other state funds and taxes. The three months ended December 31, 2009 included a $13 increase in litigation reserves.

[3]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

9b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$943	$1,033	$1,993	$1,976	(1%)
Change in unearned premium reserve	(53)	38	25	(15)	NM

Earned premiums	996	995	1,968	1,991	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	667	685	1,273	1,352	6%
Current accident year catastrophes	41	146	152	187	23%
Prior accident years [2]	(7)	(9)	17	(16)	NM

Total losses and loss adjustment expenses	701	822	1,442	1,523	6%

Underwriting expenses [3]	241	241	470	482	3%

Underwriting results	54	(68)	56	(14)	NM

Net investment income	44	49	80	93	16%
Periodic net coupon settlements on credit derivatives, before-tax	—	(1)	(1)	(1)	—
Other expenses	(8)	(10)	(18)	(18)	—
Income tax benefit (expense)	(27)	15	(29)	(12)	59%

Core earnings	63	(15)	88	48	(45%)

Add: Net realized capital gains (losses), after-tax [4]	(7)	2	(48)	(5)	90%

Net income	$56	$(13)	$40	$43	8%

[1]	The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $7, primarily related to homeowners claims.

[2]	The six months ended June 30, 2009 included a $1 reduction in the allowance for uncollectible reinsurance. The three months ended March 31, 2010 included $17 of reserve releases related to auto liability claims. The three months ended June 30, 2010 included reserve releases of $24 related to auto liability claims and a $5 reduction in the allowance for uncollectible reinsurance.

[3]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[4]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

10a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$946	$1,047	$1,049	$953	$3,933	$3,995	2%
Change in unearned premium reserve	(35)	60	60	(49)	(2)	36	NM

Earned premiums	981	987	989	1,002	3,935	3,959	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	626	647	698	734	2,549	2,705	6%
Current accident year catastrophes [2]	42	110	90	(14)	258	228	(12%)
Prior accident years [3]	14	3	(29)	(19)	(49)	(31)	37%

Total losses and loss adjustment expenses	682	760	759	701	2,758	2,902	5%

Underwriting expenses [4]	225	245	240	237	899	947	5%

Underwriting results	74	(18)	(10)	64	278	110	(60%)

Net investment income	37	43	48	50	207	178	(14%)
Periodic net coupon settlements on credit derivatives, before-tax	(1)	—	(1)	—	—	(2)	—
Other expenses [5]	(8)	(10)	(9)	(21)	(37)	(48)	(30%)
Income tax benefit (expense)	(28)	(1)	(4)	(31)	(139)	(64)	54%

Core earnings	74	14	24	62	309	174	(44%)

Add: Net realized capital gains (losses), after-tax [6]	(37)	(11)	(9)	23	(207)	(34)	84%

Net income	$37	$3	$15	$85	$102	$140	37%

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $14, primarily related to auto liability claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The year ended December 31, 2008 include $70 of reserve releases related to auto liability claims. The three months ended December 31, 2009 included $24 of reserve releases related to auto liability claims. The year ended December 31, 2009 included $77 of reserve releases related to auto liability claims partially offset by $18 of reserve strengthening related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included reserve strengthening of $8 for other state funds and taxes.

[5]	The three months ended December 31, 2009 included a $13 increase in litigation reserves.

[6]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

10b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$943	$1,033	$1,993	$1,976	(1%)
Change in unearned premium reserve	(53)	38	25	(15)	NM

Earned premiums	996	995	1,968	1,991	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	667	685	1,273	1,352	6%
Current accident year catastrophes	41	146	152	187	23%
Prior accident years [2]	(7)	(9)	17	(16)	NM

Total losses and loss adjustment expenses	701	822	1,442	1,523	6%

Underwriting expenses [3]	241	241	470	482	3%

Underwriting results	$54	$(68)	$56	$(14)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	66.9	69.0	65.0	68.0	(3.0)
Current accident year catastrophes	4.2	14.6	7.7	9.4	(1.7)
Prior accident years [2] [4]	(0.8)	(0.9)	0.5	(0.8)	1.3

Total losses and loss adjustment expenses	70.4	82.6	73.2	76.5	(3.3)

Expenses	24.2	24.3	23.9	24.2	(0.3)

Combined ratio	94.6	106.9	97.1	100.7	(3.6)

Catastrophes
Current year	4.2	14.6	7.7	9.4	(1.7)
Prior year	(0.1)	0.5	1.0	0.2	0.8

Catastrophe ratio	4.0	15.0	8.7	9.5	(0.8)

Combined ratio before catastrophes	90.5	91.8	88.5	91.2	(2.7)

Combined ratio before catastrophes and prior year development	91.1	93.2	88.9	92.2	(3.3)

PRODUCT
Automobile	93.7	98.7	92.9	96.2	(3.3)
Homeowners	96.8	128.8	108.1	112.9	(4.8)

Total	94.6	106.9	97.1	100.7	(3.6)

[1]	The three months ended June 30, 2010 included current accident year reserve strengthening, totaling $7, or 0.7 points, primarily related to homeowners claims.

[2]	The six months ended June 30, 2009 included a $1 reduction in the allowance for uncollectible reinsurance. The three months ended March 31, 2010 included $17 of reserve releases related to auto liability claims. The three months ended June 30, 2010 included reserve releases of $24 related to auto liability claims and a $5 reduction in the allowance for uncollectible reinsurance.

[3]	The six months ended June 30, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

11a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$946	$1,047	$1,049	$953	$3,933	$3,995	2%
Change in unearned premium reserve	(35)	60	60	(49)	(2)	36	NM

Earned premiums	981	987	989	1,002	3,935	3,959	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	626	647	698	734	2,549	2,705	6%
Current accident year catastrophes [2]	42	110	90	(14)	258	228	(12%)
Prior accident years [3]	14	3	(29)	(19)	(49)	(31)	37%

Total losses and loss adjustment expenses	682	760	759	701	2,758	2,902	5%

Underwriting expenses [4]	225	245	240	237	899	947	5%

Underwriting results	$74	$(18)	$(10)	$64	$278	$110	(60%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.1	65.9	70.4	73.1	64.8	68.4	(3.6)
Current accident year catastrophes [2]	4.3	11.2	9.1	(1.4)	6.5	5.8	0.7
Prior accident years [3] [5]	1.1	(0.1)	(2.5)	(1.8)	(1.3)	(0.8)	(0.5)

Total losses and loss adjustment expenses	69.5	77.0	76.9	69.9	70.1	73.3	(3.2)

Expenses	23.0	24.8	24.2	23.6	22.8	23.9	(1.1)

Combined ratio	92.4	101.8	101.2	93.5	92.9	97.2	(4.3)

Catastrophes
Current year	4.3	11.2	9.1	(1.4)	6.5	5.8	0.7
Prior year	1.1	0.8	(1.0)	(0.3)	0.2	0.1	0.1

Catastrophe ratio	5.4	12.0	8.1	(1.7)	6.7	5.9	0.8

Combined ratio before catastrophes	87.0	89.8	93.1	95.2	86.2	91.3	(5.1)

Combined ratio before catastrophes and prior year development	87.1	90.7	94.6	96.7	87.7	92.3	(4.6)

COMBINED RATIO
Automobile	89.3	96.5	98.1	103.4	91.1	96.9	(5.8)
Homeowners	100.4	115.8	109.3	68.3	97.6	98.2	(0.6)

Total	92.4	101.8	101.2	93.5	92.9	97.2	(4.3)

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims.

[2]	Catastrophe losses for the year ended December 31, 2008 included losses from hurricane Ike.

[3]	The year ended December 31, 2008 include $70 of reserve releases related to auto liability claims. The three months ended December 31, 2009 included $24 of reserve releases related to auto liability claims. The year ended December 31, 2009 included $77 of reserve releases related to auto liability claims partially offset by $18 of reserve strengthening related to homeowners business.

[4]	The year ended December 31, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (“TWIA”), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7. The three months ended June 30, 2009 included reserve strengthening of $8 for other state funds and taxes.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

11b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$671	$752	$1,444	$1,423	(1%)
Agency	258	267	517	525	2%
Other	14	14	32	28	(13%)

Total	$943	$1,033	$1,993	$1,976	(1%)

EARNED PREMIUMS [1]

AARP	$715	$716	$1,412	$1,431	1%
Agency	266	264	522	530	2%
Other	15	15	34	30	(12%)

Total	$996	$995	$1,968	$1,991	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$696	$719	$1,453	$1,415	(3%)
Homeowners	247	314	540	561	4%

Total	$943	$1,033	$1,993	$1,976	(1%)

EARNED PREMIUMS [1]

Automobile	$713	$711	$1,419	$1,424	—
Homeowners	283	284	549	567	3%

Total	$996	$995	$1,968	$1,991	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	5%	6%	3%	6%	3%
Homeowners	9%	9%	5%	9%	4%

Policy Count Retention
Automobile	84%	84%	86%	84%	(2%)
Homeowners	85%	85%	86%	85%	(1%)

New Business Premium $
Automobile	$93	$82	$238	$175	(26%)
Homeowners	$30	$30	$72	$60	(17%)

Policies in force
Automobile	2,376,660	2,341,594
Homeowners	1,487,782	1,479,749

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

12a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$681	$763	$755	$672	$2,813	$2,871	2%
Agency	249	268	280	264	1,050	1,061	1%
Other	16	16	14	17	70	63	(10%)

Total	$946	$1,047	$1,049	$953	$3,933	$3,995	2%

EARNED PREMIUMS [1]

AARP	$703	$709	$712	$720	$2,779	$2,844	2%
Agency	261	261	261	266	1,080	1,049	(3%)
Other	17	17	16	16	76	66	(13%)

Total	$981	$987	$989	$1,002	$3,935	$3,959	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$709	$744	$742	$682	$2,837	$2,877	1%
Homeowners	237	303	307	271	1,096	1,118	2%

Total	$946	$1,047	$1,049	$953	$3,933	$3,995	2%

EARNED PREMIUMS [1]

Automobile	$706	$713	$717	$721	$2,833	$2,857	1%
Homeowners	275	274	272	281	1,102	1,102	—

Total	$981	$987	$989	$1,002	$3,935	$3,959	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	3%	3%	3%	4%	4%	3%	(1%)
Homeowners	6%	5%	5%	7%	6%	5%	(1%)

Policy Count Retention
Automobile	86%	86%	86%	86%	86%	86%	—
Homeowners	86%	86%	86%	86%	87%	86%	(1%)

New Business Premium $
Automobile	$115	$123	$118	$99	$364	$455	25%
Homeowners	$30	$42	$41	$36	$106	$149	41%

Policies in force
Automobile	2,347,967	2,375,240	2,394,043	2,395,421
Homeowners	1,460,172	1,471,287	1,483,795	1,488,408

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

12b

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
REVENUES
Earned premiums [1]	$17	$36	$240	$53	(78%)
Fee income [1]	1,129	1,126	2,089	2,255	8%
Net investment income (loss)
Securities available-for-sale and other	607	673	1,158	1,280	11%
Equity securities held for trading [2]	701	(2,649)	1,799	(1,948)	NM

Total net investment income (loss)	1,308	(1,976)	2,957	(668)	NM
Net realized capital gains losses — core	—	7	(18)	7	NM

Total core revenues	2,454	(807)	5,268	1,647	(69%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(238)	(44)	161	(282)	NM

Total revenues	2,216	(851)	5,429	1,365	(75%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	745	949	2,615	1,694	(35%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	701	(2,649)	1,799	(1,948)	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	186	375	1,514	561	(63%)
Insurance operating costs and other expenses	441	446	897	887	(1%)

Total benefits and expenses	2,073	(879)	6,825	1,194	(83%)

CORE EARNINGS (LOSS)
Core earnings (loss) before income taxes	381	72	(1,557)	453	NM
Income tax expense (benefit) [1]	87	(11)	(603)	76	NM

Core earnings (loss)	294	83	(954)	377	NM
Net realized losses and other, net of tax and DAC, excluded from core earnings [1] [3]	(170)	(57)	(142)	(227)	(60%)

Net income (loss)	$124	$26	$(1,096)	$150	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
Fee Income	$4	$8	$103	$12
Earned Premiums	—	(1)	(1)	(1)
Benefits, losses and loss adjustment expense	(51)	135	754	84
Amortization of deferred policy acquisition costs	(66)	122	1,058	56
Income tax expense (benefit)	42	(82)	(575)	(40)

Core earnings (loss)	79	(168)	(1,135)	(89)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	6	(62)	5	(56)

Net income (loss)	$85	$(230)	$(1,130)	$(145)

[2]
Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

13a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
REVENUES
Earned premiums [1]	$190	$50	$10	$4	$809	$254	(69%)
Fee income [1]	1,090	999	1,070	1,139	4,897	4,298	(12%)
Net investment income (loss)
Securities available-for-sale and other	563	595	606	583	2,598	2,347	(10%)
Equity securities held for trading [2]	(724)	2,523	638	751	(10,340)	3,188	NM

Total net investment income (loss)	(161)	3,118	1,244	1,334	(7,742)	5,535	NM
Net realized capital gains losses — core	(10)	(8)	3	(3)	(32)	(18)	44%

Total core revenues	1,109	4,159	2,327	2,474	(2,068)	10,069	NM
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	412	(251)	(1,047)	(267)	(3,637)	(1,153)	68%

Total revenues	1,521	3,908	1,280	2,207	(5,705)	8,916	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	2,134	481	621	777	4,126	4,013	(3%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	(724)	2,523	638	751	(10,340)	3,188	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	1,540	(26)	27	124	2,414	1,665	(31%)
Goodwill impairment	—	—	—	—	422	—	(100%)
Insurance operating costs and other expenses	449	448	433	478	2,015	1,808	(10%)

Total benefits and expenses	3,399	3,426	1,719	2,130	(1,363)	10,674	NM

CORE EARNINGS (LOSS)
Core earnings (loss) before income taxes	(2,290)	733	608	344	(705)	(605)	14%
Income tax expense (benefit) [1]	(838)	235	167	40	(441)	(396)	10%

Core earnings (loss)	(1,452)	498	441	304	(264)	(209)	21%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [3]	135	(277)	(776)	(188)	(2,162)	(1,106)	49%

Net income (loss)	$(1,317)	$221	$(335)	$116	$(2,426)	$(1,315)	46%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
Fee Income	$128	$(25)	$(9)	$9	$(9)	$103
Earned Premiums	6	(7)	1	(6)	5	(6)
Benefits, losses and loss adjustment expense	1,099	(345)	(145)	8	325	617
Amortization of deferred policy acquisition costs	1,330	(272)	(216)	(129)	1,106	713
Income tax expense (benefit)	(802)	227	122	46	(503)	(407)

Core earnings (loss)	(1,493)	358	231	78	(932)	(826)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	3	2	(169)	(41)	(9)	(205)

Net income (loss)	$(1,490)	$360	$62	$37	$(941)	$(1,031)

[2]
Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

13b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

					Total
	Global	Life	Retirement	Mutual	Wealth
	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2009	$5,650	$2,658	$980	$57	$9,345
Adjustments to unrealized gains and losses on securities available-for-sale and other	(518)	(73)	(281)	—	(872)

Balance excluding adjustments to unrealized gains and losses on securities available-for-sale and other	5,132	2,585	699	57	8,473
Adjustments for business transfers	(34)	—	—	34	—
Capitalization	64	132	68	27	291
Amortization — Deferred Policy Acquisition Costs	(365)	(70)	(27)	(31)	(493)
Amortization — Present Value of Future Profits	(1)	(10)	—	—	(11)
Amortization — Realized Capital Gains / Losses	95	(2)	6	—	99
Amortization — Unlock — Core	(37)	(17)	(2)	—	(56)
Amortization — Unlock — Non-core	(86)	8	(3)	—	(81)
Effect of Currency Translation Adjustment	82	—	—	—	82

Balance, June 30, 2010	4,850	2,626	741	87	8,304
Adjustments to unrealized gains and losses on securities available-for-sale and other [1]	—	(57)	104	(3)	44

Balance, June 30, 2010 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,850	$2,569	$845	$84	$8,348

	THREE MONTHS ENDED,		SIX MONTHS ENDED,
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
DAC UNLOCK IMPACT ON REVENUES BY SEGMENT

Global Annuity	$(1)	$1	$41	$—
Life Insurance	5	6	61	11

Total DAC unlock impact on core revenues	4	7	102	11
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	(3)	5	12	2

Total DAC unlock impact on revenues	$1	$12	$114	$13

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Global Annuity	$79	$(162)	$(1,057)	$(83)
Life Insurance	(1)	(3)	(24)	(4)
Retirement Plans	1	(3)	(54)	(2)

DAC unlock impact on core earnings	79	(168)	(1,135)	(89)

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	6	(62)	5	(56)

DAC unlock impact on net income (loss)	$85	$(230)	$(1,130)	$(145)

[1]
Included in the three months ended March 31, 2010 and June 30, 2010 are income tax expense (benefits) of $5 and $(40) respectively. Included in the six months ended June 30, 2009 and 2010 are income tax expense (benefits) of $7 and $(55), respectively.

14a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

					Total
	Global	Life	Retirement	Mutual	Wealth
	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2008	$7,857	$3,065	$877	$108	$11,907
Adjustments to unrealized gains and losses on securities available-for-sale and other	(1,231)	(421)	(209)	(42)	(1,903)

Balance excluding adjustments to unrealized gains and losses on securities available-for-sale and other	6,626	2,644	668	66	10,004
Cumulative effect of accounting changes (Pre-tax) [1]	(28)	(19)	(31)	—	(78)
Capitalization	290	277	118	41	726
Amortization — Deferred Policy Acquisition Costs	(698)	(156)	(23)	(50)	(927)
Amortization — Present Value of Future Profits	—	(24)	—	—	(24)
Amortization — Realized Capital Gains / Losses	(247)	17	51	—	(179)
Amortization — Unlock — Core	(495)	(149)	(69)	—	(713)
Amortization — Unlock — Non-core	(277)	(5)	(15)	—	(297)
Effect of Currency Translation Adjustment	(39)	—	—	—	(39)

Balance, December 31, 2009	5,132	2,585	699	57	8,473
Adjustments to unrealized gains and losses on securities available-for-sale and other [1]	518	73	281	—	872

Balance, December 31, 2009 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,650	$2,658	$980	$57	$9,345

	THREE MONTHS ENDED,				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
DAC UNLOCK IMPACT ON REVENUES BY SEGMENT

Global Annuity	$71	$(30)	$(16)	$(8)	$22	$17
Life Insurance	63	(2)	8	11	(26)	80

Total DAC unlock impact on core revenues	134	(32)	(8)	3	(4)	97
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	16	(4)	(2)	1	12	11

Total DAC unlock impact on revenues	$150	$(36)	$(10)	$4	$8	$108

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Global Annuity	$(1,413)	$356	$246	$80	$(846)	$(731)
Life Insurance	(26)	2	(22)	(3)	(37)	(49)
Retirement Plans	(54)	—	7	1	(48)	(46)
Mutual Funds	—	—	—	—	(1)	—

DAC unlock impact on core earnings	(1,493)	358	231	78	(932)	(826)

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	3	2	(169)	(41)	(9)	(205)

DAC unlock impact on net income (loss)	$(1,490)	$360	$62	$37	$(941)	$(1,031)

[1]
Included in the three months ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009, are income tax expense (benefits) of $4, $3, $(95), and $(12), respectively. Included in the year ended December 31, 2008 and 2009 are income tax benefits of $(6) and $(100), respectively.

14b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$544	$537	$973	$1,081	11%
Other fees [1]	46	44	134	90	(33%)

Total fee income	590	581	1,107	1,171	6%

Direct premiums	60	82	326	142	(56%)
Reinsurance premiums [1]	(23)	(25)	(49)	(48)	2%

Net premiums	37	57	277	94	(66%)

Total premiums and other considerations	627	638	1,384	1,265	(9%)

Net investment income
Net investment income on G/A assets	395	420	793	815	3%
Net investment income on equity securities held for trading	701	(2,649)	1,799	(1,948)	NM
Net investment income on assigned capital	19	27	59	46	(22%)
Charge for invested capital	(10)	—	(10)	(10)	—

Total net investment income	1,105	(2,202)	2,641	(1,097)	NM
Net realized capital gains (losses) — core	3	8	(12)	11	NM

Total core revenues	1,735	(1,556)	4,013	179	(96%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(198)	(110)	380	(308)	NM

Total revenues	1,537	(1,666)	4,393	(129)	NM

Benefits and Expenses
Benefits and losses
Death benefits [1]	22	207	861	229	(73%)
Other contract benefits	135	142	289	277	(4%)
Change in reserve	41	64	324	105	(68%)
Sales inducements [1]	8	18	87	26	(70%)
Interest credited on G/A assets	259	246	553	505	(9%)
Interest credited on International variable annuities	701	(2,649)	1,799	(1,948)	NM

Total benefits and losses	1,166	(1,972)	3,913	(806)	NM

Other insurance expenses
Commissions & wholesaling expenses	133	115	351	248	(29%)
Operating expenses	80	85	250	165	(34%)
Premium taxes and other expenses	13	12	21	25	19%

Subtotal — expenses before deferral	226	212	622	438	(30%)
Deferred policy acquisition costs	(39)	(25)	(176)	(64)	64%

Total other insurance expense	187	187	446	374	(16%)
Amortization of deferred policy acquisition costs [1]	115	288	1,205	403	(67%)

Total benefits and expenses	1,468	(1,497)	5,564	(29)	NM
Core earnings (loss) before income taxes	267	(59)	(1,551)	208	NM
Income tax expense (benefit) [1]	58	(50)	(582)	8	NM

Core earnings (loss) [1]	209	(9)	(969)	200	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [2]	(129)	(105)	(15)	(234)	NM

Net income (loss) [1]	$80	$(114)	$(984)	$(34)	97%

RETURN ON ASSETS (After-tax bps)
Core earnings	53.2	(2.5)	(126.2)	(44.5)	64%
Net income (loss)	20.2	(30.1)	(128.1)	(4.5)	96%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
Other Fees	$(1)	$2	$42	$1
Reinsurance Premiums	—	(1)	(1)	(1)
Death Benefits	(48)	129	684	81
Sales Inducements	(3)	6	66	3
Amortization of deferred policy acquisition costs	(70)	107	881	37
Income tax expense (benefit)	41	(79)	(533)	(38)

Core earnings (loss)	79	(162)	(1,057)	(83)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	2	(60)	7	(58)

Net income (loss)	$81	$(222)	$(1,050)	$(141)

[2]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

15a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$471	$502	$544	$568	$2,635	$2,085	(21%)
Other fees [1]	112	22	39	58	245	231	(6%)

Total fee income	583	524	583	626	2,880	2,316	(20%)

Direct premiums	226	100	56	62	989	444	(55%)
Reinsurance premiums [1]	(18)	(31)	(25)	(32)	(113)	(106)	6%

Net premiums	208	69	31	30	876	338	(61%)

Total premiums and other considerations	791	593	614	656	3,756	2,654	(29%)

Net investment income
Net investment income on G/A assets	376	417	429	412	1,881	1,634	(13%)
Net investment income on equity securities held for trading	(724)	2,523	638	751	(10,340)	3,188	NM
Net investment income on assigned capital	29	30	32	28	151	119	(21%)
Charge for invested capital	4	(14)	(21)	(16)	(97)	(47)	52%

Total net investment income	(315)	2,956	1,078	1,175	(8,405)	4,894	NM
Net realized capital gains (losses) — core	(7)	(5)	5	(1)	(26)	(8)	69%

Total core revenues	469	3,544	1,697	1,830	(4,675)	7,540	NM
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	504	(124)	(925)	(134)	(3,113)	(679)	78%

Total revenues	973	3,420	772	1,696	(7,788)	6,861	NM

Benefits and Expenses
Benefits and losses
Death benefits [1]	1,115	(254)	(68)	79	423	872	106%
Other contract benefits	145	144	147	149	563	585	4%
Change in reserve	251	73	20	36	868	380	(56%)
Sales inducements [1]	81	6	11	6	103	104	1%
Interest credited on G/A assets	281	272	272	262	1,205	1,087	(10%)
Interest credited on International variable annuities	(724)	2,523	638	751	(10,340)	3,188	NM

Total benefits and losses	1,149	2,764	1,020	1,283	(7,178)	6,216	NM

Other insurance expenses
Commissions & wholesaling expenses	191	160	148	149	1,251	648	(48%)
Operating expenses	126	124	103	109	559	462	(17%)
Premium taxes and other expenses	11	10	10	8	48	39	(19%)

Subtotal — expenses before deferral	328	294	261	266	1,858	1,149	(38%)
Deferred policy acquisition costs	(101)	(75)	(61)	(53)	(897)	(290)	68%

Total other insurance expense	227	219	200	213	961	859	(11%)
Amortization of deferred policy acquisition costs [1]	1,298	(93)	(60)	48	2,045	1,193	(42%)
Goodwill impairment [3]	—	—	—	—	422	—	(100%)

Total benefits and expenses	2,674	2,890	1,160	1,544	(3,750)	8,268	NM
Core earnings (loss) before income taxes	(2,205)	654	537	286	(925)	(728)	21%
Income tax expense (benefit) [1] [2]	(798)	216	156	35	(468)	(391)	16%

Core earnings (loss) [1]	(1,407)	438	381	251	(457)	(337)	26%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [3]	187	(202)	(701)	(113)	(1,830)	(829)	55%

Net income (loss) [1]	$(1,220)	$236	$(320)	$138	$(2,287)	$(1,166)	49%

RETURN ON ASSETS (After-tax bps)
Core earnings	(388.4)	119.2	96.5	53.2	(26.7)	(22.1)	19%
Net income (loss)	(336.8)	64.4	(81.3)	20.2	(133.5)	(76.4)	43%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
Other Fees	$65	$(23)	$(17)	$(2)	$17	$23
Reinsurance Premiums	6	(7)	1	(6)	5	(6)
Death Benefits	1,022	(338)	(140)	16	255	560
Sales Inducements	72	(6)	(10)	(7)	63	49
Amortization of deferred policy acquisition costs	1,149	(268)	(242)	(144)	1,003	495
Income tax expense (benefit)	(759)	226	130	47	(453)	(356)

Core earnings (loss)	(1,413)	356	246	80	(846)	(731)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	6	1	(160)	(40)	(1)	(193)

Net income (loss)	$(1,407)	$357	$86	$40	$(847)	$(924)

[2]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[3]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

15b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – U.S. – ACCOUNT VALUE ROLL FORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,
	2010	2010

VARIABLE ANNUITIES
Beginning balance	$84,679	$85,320
Deposits	454	386
Surrenders	(2,361)	(2,430)
Death benefits/annuity payouts	(399)	(393)
Transfers [2]	(13)	(17)

Net Flows	(2,319)	(2,454)
Change in market value/change in reserve/interest credited	2,965	(6,900)
Other [3]	(5)	(5)

Ending balance	$85,320	$75,961

FIXED MVA AND OTHER
Beginning balance	$12,110	$12,823
Transfer in of SPIA [4]	683	—

Deposits	182	36
Surrenders	(220)	(318)
Death benefits/annuity payouts	(135)	(142)
Transfers [2]	54	51

Net Flows	(119)	(373)
Change in market value/change in reserve/interest credited	149	129

Ending balance	$12,823	$12,579

TOTAL U.S. ANNUITY
Beginning balance	$96,789	$98,143
Transfer in of SPIA [4]	683	—

Deposits	636	422
Surrenders	(2,581)	(2,748)
Death benefits/annuity payouts	(534)	(535)
Transfers [2]	41	34

Net Flows	(2,438)	(2,827)
Change in market value/change in reserve/interest credited	3,114	(6,771)
Other [3]	(5)	(5)

Ending balance	$98,143	$88,540

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	The Single Premium Immediate Annuity (“SPIA”) business was transferred to U.S. Annuity from Other Annuity, effective January 1, 2010 on a prospective basis.

16a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – U.S. – ACCOUNT VALUE ROLL FORWARD [1]

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE ANNUITIES
Beginning balance	$119,071	$74,578	$68,166	$75,613	$83,315
Deposits	7,887	702	701	622	631
Surrenders	(12,398)	(2,288)	(1,929)	(1,954)	(2,161)
Death benefits/annuity payouts	(1,651)	(349)	(351)	(340)	(336)
Transfers [2]	(73)	(29)	(17)	(11)	(13)

Net Flows	(6,235)	(1,964)	(1,596)	(1,683)	(1,879)
Change in market value/change in reserve/interest credited	(38,249)	(4,443)	9,048	9,389	3,246
Other [3]	(9)	(5)	(5)	(4)	(3)

Ending balance	$74,578	$68,166	$75,613	$83,315	$84,679

FIXED MVA AND OTHER
Beginning balance	$10,243	$11,278	$11,747	$11,949	$12,084
Deposits	1,626	633	281	214	171
Surrenders	(833)	(238)	(164)	(171)	(223)
Death benefits/annuity payouts	(433)	(113)	(110)	(110)	(116)
Transfers [2]	232	55	41	46	45

Net Flows	592	337	48	(21)	(123)
Change in market value/change in reserve/interest credited	443	132	154	156	149

Ending balance	$11,278	$11,747	$11,949	$12,084	$12,110

TOTAL U.S. ANNUITY
Beginning balance	$129,314	$85,856	$79,913	$87,562	$95,399
Deposits	9,513	1,335	982	836	802
Surrenders	(13,231)	(2,526)	(2,093)	(2,125)	(2,384)
Death benefits/annuity payouts	(2,084)	(462)	(461)	(450)	(452)
Transfers [2]	159	26	24	35	32

Net Flows	(5,643)	(1,627)	(1,548)	(1,704)	(2,002)
Change in market value/change in reserve/interest credited	(37,806)	(4,311)	9,202	9,545	3,395
Other [3]	(9)	(5)	(5)	(4)	(3)

Ending balance	$85,856	$79,913	$87,562	$95,399	$96,789

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

16b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – INTERNATIONAL – ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,
	2010	2010

VARIABLE ANNUITIES
Beginning balance	$34,708	$33,085
Transfer out of Canadian business [1]	(1,355)	—

Deposits/Premiums/other	6	1
Surrenders	(361)	(295)
Death benefits/annuitizations/other [2]	(170)	(157)

Net Flows	(525)	(451)
Change in market value/currency/change in reserve/interest credited	519	(2,856)
Effect of currency translation	(262)	1,556

Ending balance	$33,085	$31,334

FIXED MVA AND OTHER [3]
Beginning balance	$4,365	$4,294
Surrenders	(54)	(27)
Death benefits/annuitizations/other [2]	(33)	(32)

Net Flows	(87)	(59)
Change in market value/currency/change in reserve/interest credited	30	15
Effect of currency translation	(14)	238

Ending balance	$4,294	$4,488

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$39,073	$37,379
Transfer out of Canadian business [1]	(1,355)	—

Deposits/Premiums/other	6	1
Surrenders	(415)	(322)
Death benefits/annuitizations/other [2]	(203)	(189)

Net Flows	(612)	(510)
Change in market value/change in reserve/interest credited	549	(2,841)
Effect of currency translation	(276)	1,794

Ending balance	$37,379	$35,822

[1]	The Canadian business was transferred from International Annuity to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Included in the three months ended June 30, 2010 are current period payments of $8 and interest credited of $16 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]	Of the total ending fixed MVA and other balance as of June 30, 2010 of $4.5 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

17a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – INTERNATIONAL – ACCOUNT VALUE ROLL FORWARD

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE ANNUITIES
Beginning balance	$37,013	$31,343	$29,462	$32,935	$35,764
Transfer in of Canadian and Offshore businesses [1]	—	1,188	—	—	—

Deposits/Premiums/other	4,271	527	343	105	134
Surrenders	(1,246)	(153)	(207)	(218)	(274)
Death benefits/annuitizations/other	(1,369)	(175)	(138)	(144)	(165)
Transfers - 3 Win	(2,171)	(19)	—	—	—

Net Flows	(515)	180	(2)	(257)	(305)
Change in market value/currency/change in reserve/interest credited	(11,189)	(926)	2,465	780	401
Effect of currency translation	6,034	(2,323)	1,010	2,306	(1,152)

Ending balance	$31,343	$29,462	$32,935	$35,764	$34,708

FIXED MVA AND OTHER
Beginning balance	$1,844	$4,769	$4,379	$4,437	$4,732
Deposits/Premiums/other	595	21	2	(0)	—
Surrenders	(98)	(38)	(42)	(28)	(24)
Death benefits/annuitizations/other	(239)	(51)	(27)	(27)	(205)
Transfers - 3 Win	2,171	19	—	—	—

Net Flows	2,429	(49)	(67)	(55)	(229)
Change in market value/currency/change in reserve/interest credited	(5)	52	21	8	34
Effect of currency translation	501	(393)	104	342	(172)

Ending balance	$4,769	$4,379	$4,437	$4,732	$4,365

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$38,857	$36,112	$33,841	$37,372	$40,496
Transfer in of Canadian and Offshore businesses [1]	—	1,188	—	—	—

Deposits/Premiums/other	4,866	548	345	105	134
Surrenders	(1,344)	(191)	(249)	(246)	(298)
Death benefits/annuitizations/other	(1,608)	(226)	(165)	(171)	(370)

Net Flows	1,914	131	(69)	(312)	(534)
Change in market value/change in reserve/interest credited	(11,194)	(874)	2,486	788	435
Effect of currency translation	6,535	(2,716)	1,114	2,648	(1,324)

Ending balance	$36,112	$33,841	$37,372	$40,496	$39,073

[1]	The Canadian and Offshore businesses were transferred from Mutual Funds to International Annuity, effective January 1, 2009 on a prospective basis.

17b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – OTHER – ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,
	2010	2010
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE
Beginning balance	$22,373	$21,060
Transfer out of SPIA and Lifetime Income & Maturity Funding [1]	(877)	—

Deposits	33	12
Surrenders	(352)	(895)
Death benefits/annuity payouts	(474)	(527)

Net Flows	(793)	(1,410)
Change in market value/change in reserve/interest credited	357	300

Ending balance	$21,060	$19,950

INVESTMENT ONLY MUTUAL FUND ASSETS
Beginning balance	$4,262	$—
Transfer out of Investment Only Mutual Funds [2]	(4,262)	—

Ending balance	$—	$—

TOTAL OTHER ANNUITY
Beginning balance	$26,635	$21,060
Transfer out of Investment Only Mutual Funds, SPIA, and Lifetime Income & Maturity Funding [1,2]	(5,139)	—

Deposits	33	12
Surrenders	(352)	(895)
Death benefits/annuity payouts	(474)	(527)

Net Flows	(793)	(1,410)
Change in market value/change in reserve/interest credited	357	300

Ending balance	$21,060	$19,950

[1]	SPIA and Lifetime Income & Maturity Funding were transferred to U.S. Annuity and Retirement Plans, respectively, from Other Annuity, effective January 1, 2010 on a prospective basis.

[2]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Other Annuity, effective January 1, 2010, on a prospective basis.

18a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA – OTHER – ACCOUNT VALUE AND ASSET ROLL FORWARD

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE
Beginning balance	$25,103	$24,081	$24,954	$23,928	$23,128
Deposits	3,013	309	150	210	146
Surrenders	(3,425)	(631)	(1,113)	(1,457)	(934)
Death benefits/annuity payouts	(725)	(192)	(182)	(186)	(232)
Transfers [1]	—	—	(318)	—	—
Other Flows [2]	—	1,469	—	—	—

Net Flows	(1,137)	955	(1,463)	(1,433)	(1,020)
Change in market value/change in reserve/interest credited	115	(82)	437	633	265

Ending balance	$24,081	$24,954	$23,928	$23,128	$22,373

INVESTMENT ONLY MUTUAL FUND ASSETS
Beginning balance	$3,581	$2,578	$2,416	$3,654	$4,453
Deposits	1,557	342	702	387	466
Surrenders	(957)	(237)	(272)	(257)	(912)
Transfers [1]	—	—	318	—	—

Net Flows	600	105	748	130	(446)
Change in market value/change in reserve/interest credited	(1,603)	(267)	490	669	255

Ending balance	$2,578	$2,416	$3,654	$4,453	$4,262

TOTAL OTHER ANNUITY
Beginning balance	$28,684	$26,659	$27,370	$27,582	$27,581
Deposits	4,570	651	852	597	612
Surrenders	(4,382)	(868)	(1,385)	(1,714)	(1,846)
Death benefits/annuity payouts	(725)	(192)	(182)	(186)	(232)
Other Flows [2]	—	1,469	—	—	—

Net Flows	(537)	1,060	(715)	(1,303)	(1,466)
Change in market value/change in reserve/interest credited	(1,488)	(349)	927	1,302	520

Ending balance	$26,659	$27,370	$27,582	$27,581	$26,635

[1]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Investment Only Mutual Funds.

[2]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

18b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
Revenues
Premiums and other considerations
Variable life fees	$23	$25	$46	$48	4%
Cost of insurance charges	185	186	344	371	8%
Other fees [1]	73	73	208	146	(30%)

Total fee income	281	284	598	565	(6%)

Direct premiums	33	35	64	68	6%
Reinsurance premiums	(55)	(58)	(103)	(113)	(10%)

Net premiums	(22)	(23)	(39)	(45)	(15%)

Total premiums and other considerations	259	261	559	520	(7%)

Net investment income
Net investment income on G/A assets	128	136	178	264	48%
Net investment income on assigned capital	1	4	2	5	150%
Charge for invested capital	(5)	(5)	(11)	(10)	9%

Total net investment income	124	135	169	259	53%
Net realized capital losses — core	(1)	—	(2)	(1)	50%

Total core revenues	382	396	726	778	7%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(27)	59	(84)	32	NM

Total revenues	355	455	642	810	26%

Benefits and Expenses
Benefits and losses
Death benefits	114	100	212	214	1%
Other contract benefits	7	14	18	21	17%
Change in reserve [1]	7	(3)	1	4	NM
Sales inducements	1	—	1	1	—
Interest credited on G/A assets	88	91	127	179	41%

Total benefits and losses	217	202	359	419	17%

Other insurance expenses
Commissions & wholesaling expenses	40	40	81	80	(1%)
Operating expenses	62	69	130	131	1%
Premium taxes and other expenses	15	16	23	31	35%

Subtotal — expenses before deferral	117	125	234	242	3%
Deferred policy acquisition costs	(64)	(68)	(130)	(132)	(2%)

Total other insurance expense	53	57	104	110	6%
Amortization of deferred policy acquisition costs and present value of future profits [1]	48	50	192	98	(49%)

Total benefits and expenses	318	309	655	627	(4%)
Core earnings before income taxes	64	87	71	151	113%
Income tax expense (benefit) [1]	16	27	14	43	NM

Core earnings [1]	48	60	57	108	89%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(24)	43	(47)	19	NM

Net income [1]	$24	$103	$10	$127	NM

After-tax margin
Core earnings	12.6%	15.2%	7.9%	13.9%	6.0
Net income	6.8%	22.6%	1.6%	15.7%	14.1

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED,		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
Other Fees	$5	$6	$61	$11
Change in reserve	—	—	—	—
Amortization of deferred policy acquisition costs	6	11	98	17
Income tax expense (benefit)	—	(2)	(13)	(2)

Core earnings (loss)	(1)	(3)	(24)	(4)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	4	—	—	4

Net income (loss)	$3	$(3)	$(24)	$—

[2]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

19a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
Revenues
Premiums and other considerations
Variable life fees	$22	$24	$23	$24	$112	$93	(17%)
Cost of insurance charges	172	172	162	173	640	679	6%
Other fees [1]	133	75	82	81	265	371	40%

Total fee income	327	271	267	278	1,017	1,143	12%

Direct premiums	31	33	33	35	121	132	9%
Reinsurance premiums	(50)	(53)	(55)	(61)	(192)	(219)	(14%)

Net premiums	(19)	(20)	(22)	(26)	(71)	(87)	(23%)

Total premiums and other considerations	308	251	245	252	946	1,056	12%

Net investment income
Net investment income on G/A assets	84	94	95	91	355	364	3%
Net investment income on assigned capital	2	—	2	1	17	5	(71%)
Charge for invested capital	(5)	(6)	(6)	(5)	(29)	(22)	24%

Total net investment income	81	88	91	87	343	347	1%
Net realized capital losses — core	(1)	(1)	(1)	—	(2)	(3)	(50%)

Total core revenues	388	338	335	339	1,287	1,400	9%
Net realized losses and other, before tax and DAC, excluded from core revenues	(35)	(49)	(34)	(30)	(255)	(148)	42%

Total revenues	353	289	301	309	1,032	1,252	21%

Benefits and Expenses
Benefits and losses
Death benefits	114	98	92	103	416	407	(2%)
Other contract benefits	8	10	7	8	27	33	22%
Change in reserve [1]	2	(1)	14	1	(6)	16	NM
Sales inducements	1	—	—	—	—	1	—
Interest credited on G/A assets	62	65	63	68	255	258	1%

Total benefits and losses	187	172	176	180	692	715	3%

Other insurance expenses
Commissions & wholesaling expenses	40	41	43	51	247	175	(29%)
Operating expenses	65	65	64	67	292	261	(11%)
Premium taxes and other expenses	14	9	10	16	55	49	(11%)

Subtotal — expenses before deferral	119	115	117	134	594	485	(18%)
Deferred policy acquisition costs	(64)	(66)	(68)	(79)	(366)	(277)	24%

Total other insurance expense	55	49	49	55	228	208	(9%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	144	48	80	58	173	330	91%

Total benefits and expenses	386	269	305	293	1,093	1,253	15%
Core earnings before income taxes	2	69	30	46	194	147	(24%)
Income tax expense (benefit) [1]	(6)	20	(4)	9	50	19	(62%)

Core earnings [1]	8	49	34	37	144	128	(11%)
Net realized losses and other, net of tax and DAC, excluded from core earnings [1] [2]	(19)	(28)	(26)	(16)	(163)	(89)	45%

Net income (loss) [1]	$(11)	$21	$8	$21	$(19)	$39	NM

Earnings Margin (After-tax)
Core earnings	2.1%	14.5%	10.1%	10.9%	11.2%	9.1%	(2.1)
Net income	(3.1%)	7.3%	2.7%	6.8%	(1.8%)	3.1%	4.9

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
Other Fees	$63	$(2)	$8	$11	$(26)	$80
Change in reserve	—	—	6	—	5	6
Amortization of deferred policy acquisition costs	103	(5)	36	15	26	149
Income tax expense (benefit)	(14)	1	(12)	(1)	(20)	(26)

Core earnings (loss)	(26)	2	(22)	(3)	(37)	(49)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	—	(2)	—	(7)	(2)

Net income (loss)	$(26)	$2	$(24)	$(3)	$(44)	$(51)

[2]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

19b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010

SALES BY DISTRIBUTION [1]
National Accounts	$21	$25	$44	$46
Independent	22	23	42	45
Other	3	4	6	7

Total sales by distribution	$46	$52	$92	$98

SALES BY PRODUCT
Variable Life	$8	$8	$24	$16
Universal life	33	40	57	73
Term/other life	5	4	11	9

Total sales by product	$46	$52	$92	$98

PREMIUMS & DEPOSITS
Variable life	$137	$136	$312	$273
Universal life/other life	255	265	476	520
Term/other	36	37	72	73

Total Premiums & Deposits	$428	$438	$860	$866

ACCOUNT VALUE
General Account	$6,339	$6,429
Separate account	5,342	4,951

Total account value	$11,681	$11,380

ACCOUNT VALUE BY PRODUCT
Variable life	$5,900	$5,507
Universal life/other life	5,781	5,873

Total account value by product	$11,681	$11,380

LIFE INSURANCE IN-FORCE
Variable life	$77,592	$76,445
Universal life	55,806	56,571
Term	71,078	72,625

Total life insurance in-force	$204,476	$205,641

[1]	Sales are reported using Commissionable Weighted Premium.

20a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009

SALES BY DISTRIBUTION [1]
National Accounts	$22	$22	$25	$30	$134	$99
Independent	19	23	20	26	126	88
Other	3	3	4	3	12	13

Total sales by distribution	$44	$48	$49	$59	$272	$200

SALES BY PRODUCT
Variable Life	$12	$12	$10	$13	$93	$47
Universal life	26	31	34	41	156	132
Term/other life	6	5	5	5	23	21

Total sales by product	$44	$48	$49	$59	$272	$200

PREMIUMS & DEPOSITS
Variable life	$160	$152	$149	$176	$844	$637
Universal life/other life	227	249	239	288	995	1,003
Term/other	35	37	36	38	134	146

Total Premiums & Deposits	$422	$438	$424	$502	$1,973	$1,786

ACCOUNT VALUE
General Account	$5,983	$6,054	$6,137	$6,245
Separate account	3,998	4,505	5,006	5,214

Total account value	$9,981	$10,559	$11,143	$11,459

ACCOUNT VALUE BY PRODUCT
Variable life	$4,550	$5,049	$5,552	$5,766
Universal life/other life	5,431	5,510	5,591	5,693

Total account value by product	$9,981	$10,559	$11,143	$11,459

LIFE INSURANCE IN-FORCE
Variable life [2]	$77,913	$76,946	$75,667	$78,671
Universal life	53,576	54,084	54,775	56,030
Term	65,364	67,010	68,447	69,968

Total life insurance in-force	$196,853	$198,040	$198,889	$204,669

[1]	Sales are reported using Commissionable Weighted Premium.

[2]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported.

20b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS
	March 31,	June 30,
	2010	2010

VARIABLE LIFE
Beginning balance	$5,766	$5,900
First year & single premiums	18	17
Renewal premiums	119	119

Premiums and deposits	137	136
Surrenders	(88)	(89)
Death benefits	(15)	(24)

Net Flows	34	23
Policy fees	(114)	(118)
Change in market value/interest credited	214	(298)

Ending balance	$5,900	$5,507

UNIVERSAL LIFE [1]
Beginning balance	$5,693	$5,781
First year & single premiums	123	127
Renewal premiums	132	138

Premiums and deposits	255	265
Surrenders	(49)	(40)
Death benefits	(27)	(36)

Net Flows	179	189
Policy fees	(146)	(154)
Change in market value/interest credited	55	57

Ending balance	$5,781	$5,873

INDIVIDUAL LIFE
Beginning balance	$11,459	$11,681
First year & single premiums	141	144
Renewal premiums	251	257

Premiums and deposits	392	401
Surrenders	(137)	(129)
Death benefits	(42)	(60)

Net Flows	213	212
Policy fees	(260)	(272)
Change in market value/interest credited	269	(241)

Ending balance	$11,681	$11,380

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

21a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	YEAR ENDED,	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

VARIABLE LIFE
Beginning balance	$7,284	$4,802	$4,550	$5,049	$5,552
First year & single premiums	274	30	24	23	32
Renewal premiums	570	130	128	126	144

Premiums and deposits	844	160	152	149	176
Surrenders	(344)	(67)	(77)	(104)	(116)
Death benefits	(69)	(13)	(11)	(17)	(16)

Net Flows	431	80	64	28	44
Policy fees	(519)	(123)	(123)	(123)	(132)
Change in market value/interest credited	(2,394)	(209)	558	598	302

Ending balance	$4,802	$4,550	$5,049	$5,552	$5,766

UNIVERSAL LIFE [1]
Beginning balance	$5,065	$5,380	$5,431	$5,510	$5,591
First year & single premiums	495	99	118	109	141
Renewal premiums	500	128	131	130	147

Premiums and deposits	995	227	249	239	288
Surrenders	(229)	(67)	(58)	(45)	(59)
Death benefits	(122)	(27)	(24)	(23)	(26)

Net Flows	644	133	167	171	203
Policy fees	(556)	(138)	(145)	(146)	(162)
Change in market value/interest credited	227	56	57	56	61

Ending balance	$5,380	$5,431	$5,510	$5,591	$5,693

INDIVIDUAL LIFE
Beginning balance	$12,349	$10,182	$9,981	$10,559	$11,143
First year & single premiums	769	129	142	132	173
Renewal premiums	1,070	258	259	256	291

Premiums and deposits	1,839	387	401	388	464
Surrenders	(573)	(134)	(135)	(149)	(175)
Death benefits	(191)	(40)	(35)	(40)	(42)

Net Flows	1,075	213	231	199	247
Policy fees	(1,075)	(261)	(268)	(269)	(294)
Change in market value/interest credited	(2,167)	(153)	615	654	363

Ending balance	$10,182	$9,981	$10,559	$11,143	$11,459

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

21b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,
	2010	2010

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
Beginning balance	$33,356	$35,241
Transfer in of Leveraged COLI [1]	1,794	—
Deposits	21	68
Surrenders	(251)	(272)
Death benefits/annuity payouts	(28)	(38)

Net Flows	(258)	(242)
Change in market value/change in reserve/interest credited	415	112
Other [2]	(66)	(62)

Ending balance	$35,241	$35,049

[1]	The Leveraged COLI business was transferred in from Corporate and Other to Private Placement Life Insurance, effective January 1, 2010, on a prospective basis.

[2]	Primarily consists of cost of insurance and M&E charges.

22a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE ROLL FORWARD

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
Beginning balance	$32,792	$32,459	$32,154	$32,594	$33,197
Deposits	247	29	125	26	41
Surrenders	(66)	(283)	(2)	(2)	(225)
Death benefits/annuity payouts	(105)	(46)	(36)	(17)	(24)

Net Flows	76	(300)	87	7	(208)
Change in market value/change in reserve/interest credited	(246)	52	408	624	390
Other [1]	(163)	(57)	(55)	(28)	(23)

Ending balance	$32,459	$32,154	$32,594	$33,197	$33,356

[1]	Primarily consists of cost of insurance and M&E charges.

22b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS [1]
INCOME STATEMENTS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$54	$56	$84	$110	31%
Mutual fund and other fees	31	31	67	62	(7%)

Total fee income	85	87	151	172	14%

Direct premiums	2	2	2	4	100%

Total premiums and other considerations	87	89	153	176	15%

Net investment income
Net investment income on G/A assets	79	91	154	170	10%
Net investment income on assigned capital	2	2	3	4	33%

Total net investment income	81	93	157	174	11%
Net realized losses — core	(2)	(1)	(4)	(3)	25%

Total core revenues	166	181	306	347	13%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(14)	7	(135)	(7)	95%

Total revenues	152	188	171	340	99%

Benefits and Expenses
Benefits and losses
Death benefits [2]	—	1	2	1	(50%)
Other contract benefits	15	15	22	30	36%
Change in reserve	(11)	(6)	(10)	(17)	(70%)
Sales inducements [2]	—	—	2	—	(100%)
Interest credited on G/A assets	59	60	126	119	(6%)

Total benefits and losses	63	70	142	133	(6%)

Other insurance expenses
Commissions & wholesaling expenses	45	40	67	85	27%
Operating expenses [3]	70	69	141	139	(1%)
Premium taxes and other expenses	6	4	12	10	(17%)

Subtotal — expenses before deferral	121	113	220	234	6%
Deferred policy acquisition costs	(36)	(32)	(60)	(68)	(13%)

Total other insurance expense	85	81	160	166	4%
Amortization of deferred policy acquisition costs [2]	8	21	90	29	(68%)

Total benefits and expenses	156	172	392	328	(16%)

Core earnings (loss) before income taxes	10	9	(86)	19	NM
Income tax expense (benefit) [2]	(1)	(1)	(38)	(2)	95%

Core earnings (loss) [2]	11	10	(48)	21	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	(17)	4	(80)	(13)	84%

Net income (loss) [2]	$(6)	$14	$(128)	$8	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	9.7	8.9	(25.3)	9.6	NM
Net income (loss)	(5.3)	12.4	(67.5)	3.6	NM

[1]	The lifetime income & maturity funding business was transferred from Global Annuity to Retirement Plans effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010
Death Benefits	$—	$—	$2	$—
Sales Inducements	—	—	2	—
Amortization of deferred policy acquisition costs	(2)	4	79	2
Income tax expense (benefit)	1	(1)	(29)	—

Core earnings (loss)	1	(3)	(54)	(2)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(2)	(2)	(2)

Net income (loss)	$1	$(5)	$(56)	$(4)

[3]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

23a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$40	$44	$50	$51	$209	$185	(11%)
Mutual fund and other fees	32	35	33	36	125	136	9%

Total fee income	72	79	83	87	334	321	(4%)

Direct premiums	1	1	1	—	4	3	(25%)

Total premiums and other considerations	73	80	84	87	338	324	(4%)

Net investment income
Net investment income on G/A assets	76	78	79	76	328	309	(6%)
Net investment income on assigned capital	1	2	2	2	15	7	(53%)
Charge for invested capital	—	—	(1)	—	(1)	(1)	—

Total net investment income	77	80	80	78	342	315	(8%)

Net realized losses — core	(2)	(2)	(1)	(2)	(4)	(7)	(75%)

Total core revenues	148	158	163	163	676	632	(7%)

Net realized losses, before tax and DAC, excluded from core revenues	(57)	(78)	(88)	(103)	(268)	(326)	(22%)

Total revenues	91	80	75	60	408	306	(25%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	4	(2)	—	(2)	1	—	(100%)
Other contract benefits	11	11	10	11	45	43	(4%)
Change in reserve	(5)	(5)	(5)	(4)	(21)	(19)	10%
Sales inducements [1]	1	1	—	—	1	2	100%
Interest credited on G/A assets	63	63	58	60	246	244	(1%)

Total benefits and losses	74	68	63	65	272	270	(1%)

Other insurance expenses
Commissions & wholesaling expenses	34	33	36	36	131	139	6%
Operating expenses [2]	70	71	71	86	327	298	(9%)
Premium taxes and other expenses	6	6	7	8	19	27	42%

Subtotal — expenses before deferral	110	110	114	130	477	464	(3%)
Deferred policy acquisition costs	(31)	(29)	(33)	(25)	(142)	(118)	17%

Total other insurance expense	79	81	81	105	335	346	3%
Amortization of deferred policy acquisition costs [1]	84	6	(4)	6	100	92	(8%)

Total benefits and expenses	237	155	140	176	707	708	—

Core earnings (loss) before income taxes	(89)	3	23	(13)	(31)	(76)	(145%)
Income tax expense (benefit) [1]	(35)	(3)	8	(12)	(42)	(42)	—

Core earnings (loss) [1]	(54)	6	15	(1)	11	(34)	NM

Net realized losses, net of tax and DAC, excluded from core earnings [1] [3]	(34)	(46)	(49)	(59)	(168)	(188)	(12%)

Net (loss)	$(88)	$(40)	$(34)	$(60)	$(157)	$(222)	(41%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(59.2)	6.4	6.4	(0.9)	3.4	(8.4)	NM
Net income (loss)	(96.4)	(42.8)	(42.8)	(55.4)	(47.9)	(54.8)	(14%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009
Death Benefits	$3	$(1)	$(1)	$(1)	$1	$—
Sales Inducements	2	—	—	—	1	2
Amortization of deferred policy acquisition costs	78	1	(10)	—	75	69
Income tax expense (benefit)	(29)	—	4	—	(29)	(25)

Core earnings (loss)	(54)	—	7	1	(48)	(46)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(3)	1	(7)	(1)	(1)	(10)

Net income (loss)	(57)	1	—	—	(49)	(56)

[2]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax.

[3]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

23b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

	March 31,	June 30,
	2010	2010

RETIREMENT PLANS
General account	$6,781	$6,929
Guaranteed separate account	—	2
Non-guaranteed separate account	22,497	21,012

Total Retirement Plans account value	29,278	27,943
401(k)/403(b) mutual funds	17,186	15,848

Total Retirement Plans Assets Under Management	$46,464	$43,791

Assets Under Administration [1]	$5,755	$5,348
Number of Participants [2]	154,504	145,805

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

24a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

RETIREMENT PLANS
General account	$6,791	$6,994	$6,385	$6,372	$6,456
Non-guaranteed separate account	15,407	14,858	17,105	19,727	20,802

Total Retirement Plans account value	22,198	21,852	23,490	26,099	27,258
401(k)/403(b) mutual funds	14,838	14,144	15,342	16,648	16,704

Total Retirement Plans Assets Under Management	$37,036	$35,996	$38,832	$42,747	$43,962

Assets Under Administration [1]	$5,122	$5,024	$5,372	$5,867	$5,588
Number of Participants [2]	155,914	165,038	162,610	157,867	153,799

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

24b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD [1]

	THREE MONTHS ENDED,
	March 31,	June 30,
	2010	2010
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$16,142	$17,776
Transfer in of Lifetime Income & Maturity Funding [2]	194	—

Deposits	1,668	1,155
Surrenders	(770)	(706)
Death benefits/annuity payouts	(16)	(17)

Net Flows	882	432
Change in market value/change in reserve/interest credited	558	(1,283)
Other	—	1

Ending balance	$17,776	$16,926

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$11,116	$11,502
Deposits	322	314
Surrenders	(264)	(195)
Death benefits/annuity payouts	(10)	(12)

Net Flows	48	107
Change in market value/change in reserve/interest credited	338	(592)

Ending balance	$11,502	$11,017

401(k)/403(b) MUTUAL FUNDS ASSETS [1]
Beginning balance	$16,704	$17,186
Deposits	571	504
Surrenders	(806)	(804)

Net Flows	(235)	(300)
Change in market value/change in reserve/interest credited	717	(1,037)
Other	—	(1)

Ending balance	$17,186	$15,848

TOTAL RETIREMENT PLANS
Beginning balance	$43,962	$46,464
Transfer in of Lifetime Income & Maturity Funding [2]	194	—

Deposits	2,561	1,973
Surrenders	(1,840)	(1,705)
Death benefits/annuity payouts	(26)	(29)

Net Flows	695	239
Change in market value/change in reserve/interest credited	1,613	(2,912)

Ending balance	$46,464	$43,791

[1]	Excludes Assets Under Administration

[2]	The Lifetime Income & Maturity Funding business was transferred from Global Annuity to Retirement Plans, effective January 1, 2010, on a prospective basis.

25a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD [1]

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$14,731	$11,956	$11,848	$13,535	$15,339
Deposits	4,496	1,153	847	987	1,038
Surrenders	(2,443)	(635)	(587)	(723)	(782)
Death benefits/annuity payouts	(39)	(8)	(3)	(13)	(7)

Net Flows	2,014	510	257	251	249
Change in market value/change in reserve/interest credited	(4,789)	(618)	1,430	1,553	554

Ending balance	$11,956	$11,848	$13,535	$15,339	$16,142

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$12,363	$10,242	$10,004	$9,955	$10,760
Deposits	1,512	357	327	280	340
Surrenders	(1,059)	(225)	(1,158)	(263)	(319)
Death benefits/annuity payouts	(49)	(11)	(11)	(9)	(12)

Net Flows	404	121	(842)	8	9
Change in market value/change in reserve/interest credited	(2,525)	(359)	793	797	347

Ending balance	$10,242	$10,004	$9,955	$10,760	$11,116

401(k)/403(b) MUTUAL FUNDS ASSETS [1]
Beginning balance	$1,454	$14,838	$14,144	$15,342	$16,648
Deposits	2,921	719	595	535	462
Surrenders	(3,367)	(662)	(1,292)	(1,283)	(779)

Net Flows	(446)	57	(697)	(748)	(317)
Acquisitions [2]	18,725	—	—	—	—
Change in market value/change in reserve/interest credited	(4,895)	(751)	1,895	2,054	373

Ending balance	$14,838	$14,144	$15,342	$16,648	$16,704

TOTAL RETIREMENT PLANS
Beginning balance	$28,548	$37,036	$35,996	$38,832	$42,747
Deposits	8,929	2,229	1,769	1,802	1,840
Surrenders	(6,869)	(1,522)	(3,037)	(2,269)	(1,880)
Death benefits/annuity payouts	(88)	(19)	(14)	(22)	(19)

Net Flows	1,972	688	(1,282)	(489)	(59)
Acquisitions [2]	18,725	—	—	—	—
Change in market value/change in reserve/interest credited	(12,209)	(1,728)	4,118	4,404	1,274

Ending balance	$37,036	$35,996	$38,832	$42,747	$43,962

[1]	Excludes Assets Under Administration

[2]	Reflects the acquisition of Sun Life Retirement Services Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

25b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS [1]
INCOME STATEMENTS

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010	Change
Revenues
Premiums and other considerations
Mutual fund and other fees	$173	$174	$233	$347	49%

Total fee income	173	174	233	347	49%

Net investment loss
Net investment income (loss) on G/A assets	—	1	(7)	1	NM
Net investment loss on assigned capital	(2)	(3)	(3)	(5)	(67%)

Total net investment loss	(2)	(2)	(10)	(4)	60%

Total core revenues	171	172	223	343	54%
Net realized gains, before tax and DAC, excluded from core revenues	1	—	—	1	—

Total revenues	172	172	223	344	54%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	96	94	149	190	28%
Operating expenses	32	33	49	65	33%
Premium taxes and other expenses	3	6	10	9	(10%)

Subtotal — expenses before deferral	131	133	208	264	27%

Deferred policy acquisition costs	(15)	(12)	(21)	(27)	(29%)

Total other insurance expense	116	121	187	237	27%

Amortization of deferred policy acquisition costs	15	16	27	31	15%

Total benefits and expenses	131	137	214	268	25%

Core earnings before income taxes	40	35	9	75	NM
Income tax expense	14	13	3	27	NM

Core earnings	26	22	6	48	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	—	1	—	1	—

Net income	$26	$23	$6	$49	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	10.9	9.5	3.5	10.6	NM
Net income	10.9	9.9	3.5	10.8	NM

[1]	The Canadian business and Investment-Only Mutual Funds business were transferred from International Annuity and Other Annuity, respectively, to Mutual Funds, effective January 1, 2010, on a prospective basis. Additionally, the Proprietary Mutual Funds business was transferred from U.S. Annuity, Retirement Plans, and Life Insurance to Mutual Funds, effective January 1, 2010, on a prospective basis.

[2]	See page 3a for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

26a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change
Revenues
Premiums and other considerations
Mutual fund and other fees	$108	$125	$137	$148	$666	$518	(22%)

Total fee income	108	125	137	148	666	518	(22%)

Net investment loss
Net investment income (loss) on G/A assets	(3)	(4)	(3)	(4)	(11)	(14)	(27%)
Net investment loss on assigned capital	(1)	(2)	(2)	(2)	(11)	(7)	36%

Total net investment loss	(4)	(6)	(5)	(6)	(22)	(21)	5%

Total core revenues	104	119	132	142	644	497	(23%)
Net realized losses, before tax and DAC, excluded from core revenues	—	—	—	—	(1)	—	100%

Total revenues	104	119	132	142	643	497	(23%)

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	67	82	85	85	427	319	(25%)
Operating expenses	25	24	25	26	119	100	(16%)
Premium taxes and other expenses	5	5	3	4	19	17	(11%)

Subtotal — expenses before deferral	97	111	113	115	565	436	(23%)

Deferred policy acquisition costs	(9)	(12)	(10)	(10)	(74)	(41)	45%

Total other insurance expense	88	99	103	105	491	395	(20%)

Amortization of deferred policy acquisition costs	14	13	11	12	96	50	(48%)

Total benefits and expenses	102	112	114	117	587	445	(24%)

Core earnings (loss) before income taxes	2	7	18	25	57	52	(9%)
Income tax expense (benefit)	1	2	7	8	19	18	(5%)

Core earnings (loss)	1	5	11	17	38	34	(11%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	1	(1)	—	—	(1)	—	100%

Net income (loss)	$2	$4	$11	$17	$37	$34	(8%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(0.7)	8.7	7.7	16.2	9.0	5.7	(37%)
Net income	2.6	4.9	7.0	15.9	8.8	5.4	(39%)

[1]	See page 3b for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

26b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED		SIX MONTHS ENDED
	March 31,	June 30,	JUNE 30,
	2010	2010	2009	2010

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS DEPOSITS [1] [2]
Retail mutual funds	$3,428	$3,444	$5,325	$6,872
Investment only mutual funds	785	693	—	1,478
529 college savings plan/Canada	196	157	99	353

Total Non-Proprietary & Canadian Mutual Funds Deposits	$4,409	$4,294	$5,424	$8,703

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$45,227	$41,162
Investment only mutual fund assets	5,245	4,919
Proprietary mutual fund assets [1]	44,403	39,402
529 college savings plan/Canada assets	2,827	2,678

Total Mutual Fund Assets Under Management	$97,702	$88,161

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Other Annuity, effective January 1, 2010, on a prospective basis.

[2]	The Canadian business was transferred to Mutual Funds from International Annuity, effective January 1, 2010, on a prospective basis.

27a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS DEPOSITS
Retail mutual funds	$2,250	$3,075	$3,111	$3,131	$14,112	$11,567
529 college savings plan/Canada	57	42	43	52	531	194

Total Non-Proprietary & Canadian Mutual Funds Deposits	$2,307	$3,117	$3,154	$3,183	$14,643	$11,761

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$28,706	$34,708	$40,127	$42,829
529 college savings plan/Canada assets	837	985	1,123	1,202

Total Mutual Fund Assets Under Management	$29,543	$35,693	$41,250	$44,031

27b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,
	2010	2010

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS [1]
Beginning balance	$44,031	$53,299
Transfers in of Investment Only Mutual Funds and Canadian Business	5,617	—

Deposits	4,409	4,294
Redemptions	(2,943)	(3,398)

Net Flows	1,466	896
Change in market value	2,165	(5,336)
Effect of currency translation	49	(72)
Other [2]	(29)	(28)

Ending balance	$53,299	$48,759

PROPRIETARY MUTUAL FUNDS [3]
Beginning balance	$—	$44,403
Transfers in of Insurance Proprietary Mutual Funds	43,890	—
Redemptions	(1,324)	(1,140)

Net Flows	(1,324)	(1,140)
Change in market value	1,837	(3,861)

Ending balance	$44,403	$39,402

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Other Annuity, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from International Annuity to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Includes front end loads on A share products

[3]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

28a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	YEAR ENDED	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2008	2009	2009	2009	2009

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS
Beginning balance	$50,496	$32,710	$29,543	$35,693	$41,250
Transfers out of Canadian Business [1]	—	(826)	—	—	—

Deposits	14,643	2,307	3,117	3,154	3,183
Redemptions	(11,472)	(2,774)	(1,960)	(2,358)	(2,554)

Net Flows	3,171	(467)	1,157	796	629
Change in market value	(20,654)	(1,855)	5,020	4,788	2,180
Effect of currency translation	(174)	—	—	—	—
Other [2]	(129)	(19)	(27)	(27)	(28)

Ending balance	$32,710	$29,543	$35,693	$41,250	$44,031

[1]	The Canadian business was transferred from Mutual Funds to International Annuity, effective January 1, 2009, on a prospective basis.

[2]	Includes front end loads on A share products.

28b

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Earned premiums	$1	$(2)	$—	$(1)	NM
Fee income	45	52	104	97	(7%)
Net investment income	79	75	170	154	(9%)
Net realized capital gains (losses)	(9)	13	(321)	4	NM
Other revenues	—	—	5	—	(100%)

Total revenues	116	138	(42)	254	NM

Benefits, losses and loss adjustment expenses [1]	2	170	196	172	(12%)
Insurance operating costs and other expenses [2]	135	88	201	223	11%
Interest expense	120	132	239	252	5%
Goodwill impairment	—	153	32	153	NM

Total benefits and expenses	257	543	668	800	20%

Loss before income taxes	(141)	(405)	(710)	(546)	23%

Income tax benefit [3]	(23)	(150)	(192)	(173)	10%

Net Loss	(118)	(255)	(518)	(373)	28%

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [4]	(14)	13	(264)	(1)	100%

Core losses	$(104)	$(268)	$(254)	$(372)	(46%)

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169.

[2]	Includes after-tax restructuring charges of $54 and $6 recorded in the three and six months ended June 30, 2009 and the three and six months ended June 30, 2010, respectively.

[3]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[4]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

29a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Earned premiums	$2	$(2)	$(1)	$—	$8	$(1)	NM
Fee income	48	56	61	55	227	220	(3%)
Net investment income	82	88	84	90	308	344	12%
Net realized capital losses	(13)	(308)	(63)	(49)	(137)	(433)	NM
Other revenues	1	4	—	(1)	6	4	(33%)

Total revenues	120	(162)	81	95	412	134	(67%)

Benefits, losses and loss adjustment expenses [1]	39	157	123	75	281	394	40%
Insurance operating costs and other expenses [2]	67	134	111	53	220	365	66%
Interest expense	120	119	118	119	343	476	39%
Goodwill impairment	32	—	—	—	323	32	(90%)

Total benefits and expenses	258	410	352	247	1,167	1,267	9%

Loss before income taxes	(138)	(572)	(271)	(152)	(755)	(1,133)	(50%)

Income tax benefit	(64)	(128)	(89)	(48)	(203)	(329)	(62%)

Net loss	(74)	(444)	(182)	(104)	(552)	(804)	(46%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [3]	14	(278)	(34)	(30)	(56)	(328)	NM

Core losses	$(88)	$(166)	$(148)	$(74)	$(496)	$(476)	4%

[1]	The year ended December 31, 2008 included net asbestos reserve strengthening of $50 and environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25.

[2]	Includes after-tax restructuring charges of $54, $22 and $21 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

[3]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

29b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

			SIX MONTHS ENDED
	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2009	2010	Change

Earned premiums	$—	$1	$1	$1	—
Net investment income	41	42	80	83	4%
Net realized capital (losses) gains	(4)	20	(31)	16	NM

Total revenues	37	63	50	100	100%

Losses and loss adjustment expenses [1]	1	172	121	173	43%
Insurance operating costs and expenses	8	6	11	14	27%

Total benefits and expenses	9	178	132	187	42%

Income (loss) before income taxes	28	(115)	(82)	(87)	(6%)

Income tax expense (benefit)	10	(42)	(33)	(32)	3%

Net income (loss)	18	(73)	(49)	(55)	(12%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	(4)	13	(20)	9	NM

Core earnings (losses)	$22	$(86)	$(29)	$(64)	(121%)

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169.

[2]	See page 3a for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

30a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2009	2009	2009	2008	2009	Change

Earned premiums	$1	$—	$—	$(1)	$6	$—	(100%)
Net investment income	39	41	40	41	202	161	(20%)
Net realized capital gains (losses)	(32)	1	(10)	15	(217)	(26)	88%

Total revenues	8	42	30	55	(9)	135	NM

Losses and loss adjustment expenses [1]	1	120	82	37	129	240	86%
Insurance operating costs and expenses	4	7	5	7	27	23	(15%)

Total benefits and expenses	5	127	87	44	156	263	69%

Income (loss) before income taxes	3	(85)	(57)	11	(165)	(128)	22%

Income tax expense (benefit)	1	(34)	(19)	1	(64)	(51)	20%

Net income (loss)	2	(51)	(38)	10	(101)	(77)	24%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	(22)	2	(7)	11	(145)	(16)	89%

Core earnings (losses)	$24	$(53)	$(31)	$(1)	$44	$(61)	NM

[1]	The year ended December 31, 2008 included net asbestos reserve strengthening of $50 and environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25.

[2]	See page 3b for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

30b